EXHIBIT 10.35

OFFICE LEASE C This Lease (the “Lease ”) is made this September 29 , 2023 (“ Effective Date ”) by and between JBA Portfolio, LLC , a Delaware limited liability company with an address of 7324 Southwest Freeway, Suite 1900 , Houston, TX, 77074 ( “Landlord ”) and Intrusion Inc . , a Delaware corporation (“ Tenant ”) . BASIC LEASE PROVISIONS BUILDING: The improvements known as Plano Tower located on the Project at the Address (the “ Building ”). PROJECT: The property described by legal description attached as Exhibit “C” , including the Building (the “ Project ”). ADDRESS: 101 E. Park Blvd. Plano, TX. 75074 SUITE #: 1200 RENTABLE SQUARE FEET: Rentable Square Feet (“ RSF ”) shall be calculated according to the Building Owner’s and Manager’s Association International (“ BOMA ”) standards, namely the “Standard Method of Measuring Floor Area in Office Buildings – American National Standard,” ANSI Z 65 . 1 - 1996 (Revisions of ANSI Z 65 . 1 - 1980 ) approved June 7 , 1996 by American National Standards Institute, Inc . as interpreted by written guidance published by BOMA entitled “Answers to 26 Key Questions About the ANSI/BOMA Standard for Measuring Floor Area in Office Buildings . ” PREMISES: 10,705 rentable square feet (“RSF”) located on the 12 th Floor of the Building as depicted on Exhibit “B ” (the “Premises ”). TERM: Eleven years One month (the “ Term ”). COMMENCEMENT DATE: December 1, 2023, or upon Substantial Completion of Tenant Improvements, whichever is later (to be further clarified in the Commencement Date Memorandum in DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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Exhibit “I” ) . The Parties anticipate that Tenant Improvements will be completed on or before December 1, 2023 (the “Target Completion Date”). If the Tenant Improvements are not completed by the Target Completion due to a Landlord Delay, Rent shall be abated as provided in Article 5 of Exhibit G. EXPIRATION DATE: See Exhibit “I”. SECURITY DEPOSIT: Upon Lease execution Tenant shall pay to Landlord a security deposit in the amount of seventeen thousand three hundred ninety - five dollars and sixty - three cents ( $ 17 , 395 . 63 ) (the “ Security Deposit ”) . PRE - PAID RENT : Upon Lease execution Tenant shall pay to Landlord one month of rent in the amount of seventeen thousand three hundred ninety - five dollars and sixty - three cents ($17,395.63). BASE RENT SCHEDULE: Monthly $/SF - YR Lease Months $0.00 $0.00 1 - 5 $17,395.63 $19.50 6 - 17 $0.00 $0.00 18 - 21 $17,841.67 $20.00 22 - 33 $0.00 $0.00 34 - 37 $18,287.71 $20.50 38 - 49 $18,733.75 $21.00 50 - 61 $19,179.79 $21.50 62 - 73 $19,625.83 $22.00 74 - 85 $20,071.88 $22.50 86 - 97 $20,517.92 $23.00 98 - 109 $20,963.96 $23.50 110 - 121 $21,410.00 $24.00 122 - 133 BASE OPERATING DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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EXPENSE (2024, 95% GROSS UP): “ Base Operating Expenses ” shall mean the actual Operating Expenses for calendar year 2024 (the “ Base Year ”). TENANT’S INITIAL PRO RATA SHARE: 10,705 / 225,445 = 4.75 % TENANT ADDRESS: 101 E. Park Blvd., Suite 12000, Plano, TX 75074 Attn: Paul Little PHONE #: (469) 750 - 0093 EMAIL: paul.little@instrusion.com With required copy to: 101 E. Park Blvd., Suite 1200, Plano, TX 75074 Attn: Doug Haloftis, General Counsel Phone #: 469.947.6453 (work) 202.330.1490 (mobile) EMAIL: doug.haloftis@intrusion.com (Tenant shall notify Landlord of any changes to its address or email account) LANDLORD ADDRESS (FOR RENT PAYMENTS): JBA Portfolio, LLC PO BOX 4737 Houston, TX 77210 - 4737 PHONE #: 214 - 651 - 7368 EMAIL: john.rentz@boxerproperty.com (Landlord shall notify Tenant of any changes to its rent payment information) (FOR ALL OTHER PURPOSES): JBA Portfolio, LLC 7324 Southwest Freeway, Suite 1900 HOUSTON, TEXAS 77074 PHONE #: _214 - 651 - 7368 EMAIL: john.rentz@boxerproperty.com (Landlord shall notify Tenant of any changes to its notification information) [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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LEASE PROVISIONS THIS LEASE is made by and between Landlord and Tenant . In consideration of the mutual covenants and agreements herein set forth, and any other consideration, Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord . 1. TERM . The Term of this Lease shall commence on the Commencement Date and continue to the Expiration Date, as such date may be extended pursuant to any Renewal Option, unless sooner terminated as provided hereinafter . 2. ACCEPTANCE OF PREMISES . Tenant is currently in possession of the Premises pursuant to a pre - existing sublease . Except for the work described in Exhibit “G” and Exhibit “H”, the Premises are accepted by Tenant in “as is” condition and configuration, and there are no representations or warranties of any kind, express or implied, by Landlord regarding the Premises, the Building, or the Project . Tenant hereby agrees that the Premises as currently configured are in good order and satisfactory condition (subject to the completion of the required work described on Exhibit “G” and Exhibit “H”) . Tenant waives all claims due to defects in the Premises, the Building and/or the Project as the Premises are currently configured (subject to the completion of the required work described on Exhibit “G” and Exhibit “H” ; it being understood that Tenant does not waive any claims related to the required work described on Exhibit “G” and Exhibit “H”) . Tenant waives the right to terminate this Lease due to the current condition of the Premises, the Building, or the Project as currently configured (subject to the completion of the required work described on Exhibit “G” and Exhibit “H” ) ; it being understood that Tenant does not waive the right, if any, to terminate this Lease due to failure of Landlord to satisfactorily complete the required work described on Exhibit “G” and Exhibit “H”) . 3. USE OF PREMISES . Tenant will use the Premises for office purposes only . Tenant shall not : permit more than five (5) persons per 1 , 000 square feet to occupy the Premises at any time ; use or occupy the Building for any purpose which is unlawful or inherently dangerous ; cause a nuisance, disturb the quiet enjoyment for all of the Building, emit offensive odors or conditions into other portions of the Building ; sell, purchase, or give away, or permit the sale, purchase or gift of food in the Building by its employees, or use any apparatus which might create undue noise or vibrations ; or conduct any crypto mining or other high electricity demand activities . Tenant shall not permit anything to be done which would increase any insurance rates on the Building or its contents, and if there is any increase in insurance rates on the Building directly caused by Tenant, then Tenant agrees to pay such increase in insurance rates directly caused by Tenant promptly upon demand therefor by Landlord ; however, any such payment shall not waive Tenant's duty to comply with this Lease . Landlord and any agent thereof does not represent or warrant that the Premises or Building conform to applicable restrictions, ordinances, requirements, or other matters that may relate to Tenant’s DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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intended use, or with respect to the presence on, in or near the Premises or Building of hazardous substances, biological matter (including, but not limited to, mold, mildew and fungi) or materials which are legally defined as hazardous or toxic (except for cleaning substances used in reasonable amounts for their intended purpose) . Landlord does not make any representations as to the suitability, condition, layout, footage, expenses, or operation of the Premises, except as specifically set forth herein, and tenant expressly acknowledges that no such representations have been made . Landlord makes no other warranties, express or implied, or merchantability, marketability, or fitness, and any implied warranties are hereby expressly disclaimed . Tenant must satisfy itself that the Premises may be used as Tenant intends by independently investigating all matters related to its intended use . 4. BASE RENT AND SECURITY DEPOSIT . Except as provided for in this Lease, Tenant will pay to Landlord without deduction or setoff, Rent for each month of the Term . “Rent” means Base Rent, the Operating Expense reimbursements pursuant to Section 5 , the parking rent, plus other amounts provided for in this Lease to be paid by Tenant, all of which shall constitute rental in consideration for this Lease and the leasing of the Premises including any charges and late fees . The Security Deposit shall be held by Landlord, without interest, as security for Tenant's performance under this Lease, and not as an advance payment of rent or a measure of Landlord’s damages . Upon an Event of Default (defined below) or any damage to the Building or Premises caused by Tenant, its employees or invitees, Landlord may, without prejudice to any other remedy, use the Security Deposit to cure such Event of Default or repair any damage, by providing a written notice to Tenant detailing the damages Landlord alleges have been caused by Tenant and the resultant amounts applied from the Security Deposit therefor . Following any application of the Security Deposit, Tenant shall, on demand, restore the Security Deposit to its original amount . If Tenant is not in default hereunder, any remaining balance of the Security Deposit shall be returned to Tenant upon termination of this Lease . If Landlord transfers its interest in the Premises, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the Security Deposit so long at the transferee acknowledge its receipt thereof and liability to Tenant therefor . Rent is due, and must be received by Landlord, by the first day of every month, at the address specified by Landlord in either in this Lease (or as updated in writing) . Landlord and its manager will not accept cash payments . Tenant agrees to pay by check, EFT, cashier’s check, or certified funds only . 5. OPERATING EXPENSE REIMBURSEMENT. (a) Calculation . In the event that Operating Expenses (defined in Section 6 ) of the Building during any calendar year of the Term shall exceed the Base Operating Expense for the Building, Tenant shall pay to Landlord its Pro Rata Share of the increase in such Operating Expenses over the Base Operating Expense . “ Tenant's Pro Rata Share ” means the proportion that the rentable square footage DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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occupied by Tenant bears to the total rentable square footage of the Building, as determined by Landlord (said Pro Rata Share shall be adjusted in the event the rentable area of the Building or the Project is increased or decreased) . If the Project consists of more than one building, the Landlord reserves the right to contract for services and/or utilities on a Project wide basis . In such instance, Tenant's Percentage Share for such Project wide services, utilities or other costs shall be calculated based upon the rentable square footage of the Premises compared to the rentable square footage of the Project (instead of the Building) . Controllable expenses, which shall be defined as all expenses other than Taxes, Insurance and Utilities, shall be capped at five percent ( 5% ) per year (b) Payment . On or before the first anniversary of the Commencement Date, Landlord shall provide to Tenant the Estimated Operating Expense Increase for the calendar year during which the Commencement Date falls . Thereafter, from time to time (but no later than 30 days after each anniversary of the Commencement Date, Landlord shall provide to Tenant the Estimated Operating Expenses Increase (or an amendment thereto) for any year . In addition to the Base Rent, Tenant shall pay in advance on the first day of each calendar month during the Term, installments equal to 1 / 12 th of Tenant's Pro Rata Share of the Estimated Operating Expense Increase . After the Base Year (as defined above), Landlord shall furnish to Tenant a statement certified by Landlord of the Actual Operating Expenses Increase for the immediately preceding calendar year, which statement shall specify the various types of Operating Expenses and set forth Landlord's calculations of Tenant's Pro Rata Share of the Actual Operating Expenses Increase . If Tenant's Pro Rata Share of the Estimated Operating Expenses Increase paid to Landlord during the previous calendar year exceeds Tenant's Pro Rata Share of the Actual Operating Expenses Increase, then Landlord shall credit the difference to Tenant at the time Landlord furnishes the statement of the Actual Operating Expenses Increase . Otherwise, within fifteen (15) days after Landlord furnishes such statement to Tenant, Tenant shall make a lump sum payment to Landlord equal to Tenant's Pro Rata Share of the positive difference between the Actual Operating Expenses Increase and the Estimated Operating Expenses Increase theretofore paid by Tenant . The “Estimated Operating Expenses Increase” shall equal Landlord's estimate of Operating Expenses for the applicable calendar year, less the Base Operating Expenses . Landlord's statement of the Estimated Operating Expenses Increase shall control for the year specified in such statement and for each succeeding year during the Term until Landlord provides a new statement of the Estimated Operating Expenses Increase . The “Actual Operating Expenses Increase” shall equal the actual Operating Expenses for the applicable calendar year, less the Base Operating Expenses . DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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(c) Audit Rights . Within 60 days after Landlord furnishes its statement of actual Operating Expenses for any calendar year (the “ Audit Election Period ”), Tenant may, at its expense, elect to audit Landlord’s Operating Expenses for such calendar year only, subject to the following conditions : (1) there is no uncured event of default under this Lease ; (2) the audit shall be prepared by an independent certified public accounting firm of recognized national standing chosen by Tenant ; (3) in no event shall any audit be performed by a firm retained on a “contingency fee” basis ; (4) the audit shall commence within 30 days after Landlord makes Landlord’s books and records available to Tenant’s auditor and shall conclude within 60 days after commencement ; (5) the audit shall be conducted during Landlord’s normal business hours at the location where Landlord maintains its books and records and shall not unreasonably interfere with the conduct of Landlord’s business ; (6) Tenant and Tenant’s auditor shall treat any audit in a confidential manner and shall each execute Landlord’s confidentiality agreement for Landlord’s benefit prior to commencing the audit ; and (7) the audit report prepared by Tenant’s auditor shall, at no charge to Landlord, be submitted in draft form for Landlord’s review and comment before the final audit report is delivered to Landlord, and any reasonable comments by Landlord shall be considered by Tenant’s auditor and if appropriate in the professional judgement of Tenant’s auditor, may be incorporated into the final audit report . Notwithstanding the foregoing provisions of this Section, Tenant shall have no right to conduct an audit if Landlord furnishes to Tenant an audit report for the calendar year in question prepared by an independent certified public accounting firm of recognized national standing (whether originally prepared for Landlord or another party) . This paragraph shall not be construed to limit, suspend, or abate Tenant’s obligation to pay Rent when due, including operating expenses . In the event Landlord has overstated Operating Expenses, Landlord shall credit any overpayment determined by the final audit report against the next Rent due and owing by Tenant or, if no further Rent is due, refund such overpayment directly to Tenant within 30 days of determination . Likewise, Tenant shall pay Landlord any underpayment determined by the final audit report within 30 days of determination . In the event that the Landlord has overstated the Operating Expenses by more than 5% , then Landlord shall pay for the audit, or if Tenant has already paid for the audit, then reimburse Tenant for the cost of the audit within 30 days of determination . The foregoing obligations shall survive the expiration or termination of this Lease . If Tenant does not give written notice of its election to audit Landlord’s Operating Expenses during the Audit Election Period, Landlord’s Operating Expenses for the applicable calendar year shall be deemed approved for all purposes, and Tenant shall have no further right to review or contest the same . The right to audit granted hereunder is a right of the Tenant hereunder but shall not be available to any subtenant under a sublease of the Premises . DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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(d) Gross Up . Notwithstanding any provision of this Paragraph to the contrary, if the Building (or Project, as applicable) is less than ninety - five percent ( 95% ) leased and/or occupied during any calendar year (including the Base Year for purposes of determining Base Year Operating Expenses) , Landlord shall make an adjustment to the Operating Expenses for the year to determine what the Operating Expenses would have been for such year if the Building would have been ninety - five percent ( 95% ) leased and/or occupied . Such adjustment shall be made by increasing those costs included in the Operating Expenses that vary with occupancy . (e) OPERATING EXPENSES . The term “ Operating Expenses ” shall mean all costs of operating, servicing, managing, repairing, and maintaining the Project, the landscaping of Common Areas of the Project and the parking lot or garage used as parking for the Project . All costs of operating, servicing, administering, repairing, and maintaining the Project include any reasonable and necessary costs of operation, maintenance and repair, computed in accordance with sound accounting principles applied on a consistent basis, and will include by way of illustration, but not limitation : (i) all necessary costs of managing, operating, repairing and maintaining the Project, including, without limitation, wages, salaries, fringe benefits and payroll burden for employees on - site utilized in the day to day operation of the Project ; public liability, flood, property damage and all other insurance premiums paid by Landlord with respect to the Project, including any amounts that would be charged as premiums if Landlord self - insures any of the insurance risks ; liability disclaimers ; water, sewer, heating, air conditioning, ventilating, gas and all other utility charges (other than with respect to utilities separately metered and paid directly by Tenant or other tenants) ; the cost of contesting the validity or amount of real estate and personal property taxes ; janitorial services ; access control ; window cleaning ; elevator maintenance ; fire detection and security services ; gardening and landscape maintenance ; all costs of snow and ice removal ; trash, rubbish, garbage and other refuse removal ; pest control ; painting ; facade maintenance ; lighting ; exterior and partition (demising) wall repairs ; roof repairs ; maintenance of all steam, water and other water retention and discharging piping, lakes, culverts, fountains, pumps, weirs, lift stations, catch basins and other areas and facilities, whether or not on - site ; canal embankment and related maintenance ; repair and repainting of sidewalks due to settlement and potholes and general resurfacing and maintenance of parking areas ; sanitary control ; DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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depreciation of machinery and equipment used in any of such maintenance and repair activities ; management fees ; union increases ; road sidewalk and driveway maintenance ; and all other Project maintenance, repairs and insurance ; (ii) the costs (amortized together with a reasonable finance charge) of any capital improvements : (A) made to the Project by Landlord primarily for the purpose of reducing Operating Expenses ; or (B) made to the Project by Landlord primarily to comply with any governmental law or regulation that was not in force at the Commencement Date ; (iii) the costs of supplies, materials, tools and equipment for repairs and maintenance; (iv) all real and personal property taxes, assessments (whether they be general or special), sewer rents, rates and charges, transit taxes, taxes based upon the receipt of Rent, dues from any HOA or similar association, and any other federal, state or local government charge, general, special, ordinary or extraordinary (but not including income taxes), which may now or hereafter be levied or assessed against the land upon which the Project stands or the Project for such year or the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances used in connection with the Project for the operation thereof (the "Taxes") . Operating Expenses shall not include: (i) depreciation on the Project or any Common Areas; (ii) costs of space planning, tenant improvements, marketing expenses, finders’ fees and real estate broker commissions ; (iv) any and all expenses for which Landlord is reimbursed (either by an insurer, condemnor, tenant or other person or entity), but only to the extent of such reimbursement ; (v) that portion of the salaries for on or off site personnel to the extent any of them work for other projects owned by Landlord or the Project’s managing agent ; (vi) costs in connection with services or benefits of a type which are not Project standards and are not available to Tenant, but are available to another tenant or occupant ; DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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(vii) mark - ups on electricity and condenser cooling water for heat pumps in excess of Landlord's costs therefore; (viii) Landlord's general overhead and administrative expenses not directly allocable to the operation of the Project; (ix) attorneys' fees and cost related to negotiating or enforcing any tenant lease, or resolving disputes with any lender of Landlord ; x) cost of capital improvements unless meeting the requirements of Paragraph 5(b) ; (xi) interest on debt or amortization payments on any mortgage/deed of trust, or Rent on any ground lease; and (xii) federal and state taxes on income, death, estate, or inheritance; or franchise taxes 7. LANDLORD'S OBLIGATIONS. (a) Landlord will furnish to Tenant at Landlord's expense: 1) water at those points of supply provided for the general use of tenants of the Building ; 2) heated and refrigerated air conditioning from Monday through Friday 7 : 00 am to 6 : 00 pm, Saturday 8 : 00 am to 1 : 00 pm at such temperatures and in such amounts as reasonably considered necessary by Landlord ; service on Sundays, and holidays are optional on the part of the Landlord (there is an additional $ 45 . 00 per hour after hours HVAC usage charge) . 3) janitorial services to the Premises on weekdays other than holidays and window washing as may, in Landlord’s judgment, be reasonably required ; 4) passenger elevators for ingress to and egress from the Premises, in common with other tenants ; 5) replacement of Building standard light fixtures ; and 6) electric lighting for public areas and special service areas of the Building to the extent deemed by the Landlord to be reasonable . (b) Landlord shall furnish electrical current required for normal office use of the Premises . Upon the Commencement Date of the Lease, and thereafter, Tenant shall pay its estimated Pro Rata Share, using the RSF of the Premises and the total RSF of the Building, of the actual cost DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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incurred by Landlord of providing electricity to the Premises, the common areas of the Building and the Building (“ Electricity Cost ”) . Tenant shall pay such estimated amount to Landlord in equal monthly installments, in advance on the first day of each month . Landlord shall have the right from time to time during any such calendar year of the Term (as extended herein) to revise the written estimate of Tenant's Pro Rata Share of the projected Electricity Cost and Tenant shall pay such revised estimated amount to Landlord in equal monthly installments, in advance on the first day of each month . Within a reasonable period after the end of each calendar year, Landlord shall furnish Tenant a statement indicating in reasonable detail the Electricity Cost for the preceding year and the parties shall, within thirty (30) days thereafter, make any payment or allowance necessary to adjust Tenant's estimated payments to Tenant's actual share of Electricity Cost as indicated by such annual statement . Any payment due to Landlord shall be payable by Tenant on demand from Landlord . Any amount due Tenant shall be credited against installments next becoming due . (c) Failure to furnish, stoppage, or interruption of these services resulting from any cause shall not render Landlord liable in any respect for damages to either person, property or business, or be construed as an eviction of Tenant, work an abatement of rent, or relieve Tenant from performance of its obligations . Should any equipment furnished by Landlord cease to function properly, Landlord shall use reasonable diligence to repair the same promptly . Landlord shall not be obligated to furnish these services if Tenant is in default under this Lease . Notwithstanding the foregoing, if any particular service (designated in section 6 (a) or 6 (b) and within the sole control of Landlord) is discontinued for any continuous ten (10) day period, Tenant shall have the right to abate rent payments on a per diem basis . 8. IMPROVEMENTS . Landlord leases to Tenant the space and improvements described in "Exhibit B" attached hereto, hereinafter referred to as the "Premises . " All other improvements to the Premises shall be installed at Tenant’s expense only in accordance with plans and specifications and by contractors approved, in writing, by Landlord . 9. RELOCATION . Intentionally Omitted. 10. TENANT'S OBLIGATIONS . Tenant will not damage the Building and will pay the cost of repairing any damage done to the Building by Tenant or Tenant's agents, employees, or invitees . Tenant shall take good care of the Premises and keep them free of waste and nuisance . Tenant must immediately notify Landlord in writing of any water leaks, mold, electrical problems, malfunctioning lights, broken or missing locks, or any other condition that might pose a hazard to property, health, or safety . Tenant will keep the Premises and all fixtures in good condition and repair . If Tenant fails to make necessary repairs within fifteen (15) days after notice from Landlord, DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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Landlord may, at its option, make such repairs and Tenant shall, upon demand, pay Landlord the cost thereof . At the end of the Term, Tenant shall deliver to Landlord the Premises and all improvements in good repair and condition, and all keys to the Premises in Tenant’s possession . Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed . At the end of the Term, Tenant shall, if Landlord requires, remove all alterations, physical additions or improvements as directed by Landlord and restore the Premises to substantially the same condition as on the Commencement Date . All of Tenant’s fixtures, and any personal property not removed from the Premises at the end of the Term, shall be presumed to have been abandoned by Tenant and shall become the property of the Landlord . 11. INDEMNITY . Landlord shall not be liable for and Tenant will defend, indemnify and hold harmless Landlord from all fines, suits, claims, demands, losses, and actions, including attorney's fees, (i) for any injury to persons or damage to or loss of property on or about the Premises or in or about the Building caused by the Tenant, its employees, invitees, licensees, or by another person entering the Premises or the Building under express or implied invitation of the Tenant, (ii) arising out of Tenant's use of Premises, or (ii) caused by fire, flood, water leaks, wind, ice, snow, hail, explosion, smoke, riot, strike, interruption of utilities, theft, burglary, robbery, assault, vandalism, other persons, environmental contaminants, or other occurrences or casualty losses to the Premises . This waiver and indemnity obligation shall survive the termination or expiration of the Lease . 12. MORTGAGES . This Lease is subordinate to any deeds of trust, mortgages or other security interests which might now or hereafter constitute a lien upon the Building or the Premises, and Tenant shall attorn to the lender thereunder, with such attornment to be effective upon lender's acquisition of the Building . Furthermore, such lender, as successor landlord, shall not be liable for any act, omission or obligation of any prior landlord, and lender shall have the option to reject such attornment . Tenant shall, promptly upon written request, execute such reasonable documents, including reasonable estoppel letters, as may be required for the purposes of subordinating or verifying this Lease . 13. ASSIGNMENT ; SUBLEASING . Tenant shall not assign this Lease by operation of law or otherwise (including without limitation by transfer of stock, merger, or dissolution), mortgage or pledge the same, or sublet the Premises or any part thereof, without prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed . Landlord’s consent to an assignment or subletting shall not release Tenant from any obligation hereunder, and Landlord’s consent shall be required for any subsequent assignment or subletting . If Tenant desires to assign or sublet the Premises, it shall so notify Landlord at least sixty (60) days in advance of such assignment or subletting, and shall provide Landlord with a copy of the proposed assignment or sublease and any additional information requested to allow Landlord to make informed judgments as to the proposed transferee . DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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After receipt of notice, Landlord may elect to : (i) consent to the proposed assignment or sublease ; and if the Rent and other consideration payable in respect thereof exceeds the Rent payable hereunder, Tenant shall pay to Landlord fifty percent ( 50% ) of such excess within ten (10) days following receipt thereof by Tenant : or (ii) withhold its consent, which shall be deemed to be elected unless Landlord gives Tenant written notice otherwise . 14. EMINENT DOMAIN . If the Premises are taken or condemned in whole or in part for public purposes or are sold under threat of condemnation, Landlord may terminate this Lease . Landlord shall be entitled to receive the entire award of any condemnation or the proceeds of any sale in lieu thereof . 15. ACCESS . Landlord and its agents may, at any time, enter the Premises to : inspect, supply janitorial or other services ; show the Premises to prospective lenders, purchasers or tenants ; alter, improve, or repair the Premises or the Building (including erecting scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided the business of Tenant and its access to the Premises shall be interfered with as little as is reasonably practicable) . Tenant waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by Landlord’s entry into the Premises so long as Landlord acts in accordance with this Section . Landlord shall at all times have a key to the Premises but shall not enter the Premises without providing 24 hours prior written notice, provided however, no notice shall be required in the event of an emergency and Landlord may use any means which it reasonably deems necessary and proper to open any door in an emergency without liability therefor . Landlord reserves the right to prevent access to or close the Building as reasonably determined by Landlord for the protection of the Building, its tenants, and visitors . 16. CASUALTY . If the Building should be totally destroyed by casualty or if the Premises or the Building be so damaged that Landlord reasonably determines that repairs cannot be completed within one hundred twenty (120) days after the date of such damage, Landlord or Tenant may terminate this Lease . Landlord shall not be required to rebuild, repair, or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by Tenant in the Premises . Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or the Premises shall be for the sole benefit of the party carrying such insurance . 17. WAIVER OF SUBROGATION . Tenant waives every claim that arises or may arise in its favor against the Landlord or any other tenant of the Building during the Term, for any injury to or death of any person or any loss of or damage to any of Tenant’s property located within or upon or constituting a part of the Premises, to the extent such injury, death, loss or damage is or could be covered by any insurance policies, whether or not such loss or damage is recoverable thereunder . This waiver shall be in addition to, and not in limitation of, any other waiver or release DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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contained in this Lease . Tenant shall give to each insurance company, which has issued to it any insurance policy covering the Premises or Tenant’s operations, written notice of this waiver and have its insurance policies endorsed, if necessary, to prevent their invalidation by reason of this waiver . This waiver obligation shall survive the termination or expiration of the Lease . 18. HOLDING OVER . If Tenant fails to vacate at the end of the Term, then Tenant shall be a tenant at will and subject to all terms and conditions of the Lease, and, in addition to all other damages and remedies to which Landlord may be entitled, Tenant shall pay, in addition to the other Rent, a daily Base Rent, payable in full in advance each month, 150 % of the Base Rent payable during the last month of the Term . 19. TAXES ON TENANT'S PROPERTY . Tenant shall be liable for all taxes levied or assessed against personal property or fixtures placed by Tenant in the Premises . If any such taxes are assessed against Landlord or Landlord's property, Landlord may pay the same, and Tenant shall upon demand, reimburse Landlord therefor . Any claim arising against Tenant by Landlord under this provision shall be assessed interest at ten percent ( 10% ) per year until satisfied . 20. LANDLORDS LIEN . In addition to any statutory Landlord’s lien, Tenant grants to Landlord a security interest to secure payment of all Rent and performance of all of Tenant’s other obligations hereunder, in all equipment, furniture, fixtures, improvements and other personal property located in or on the Premises, and all proceeds therefrom . Such property shall not be removed from the Premises without Landlord’s written consent until all Rent due and all Tenant’s other obligations have been performed . In addition to any other remedies, upon an Event of Default, Landlord may exercise the rights afforded a secured party under the Uniform Commercial Code Secured Transactions for the state in which the Building is located . Tenant grants to Landlord a power of attorney to execute and file financing statements and continuation statements necessary to perfect Landlord’s security interest, which power is coupled with an interest and shall be irrevocable during the Term . Any property left in the Premises at the time of a default, or termination of the Lease for whatever reason, shall be deemed abandoned, and after thirty (30) days from default or termination, the Landlord and its representative may dispose of it by any means they deem appropriate without notice to Tenant . 21. MECHANIC’S LIENS . Tenant shall not permit any mechanic’s or other liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant . Tenant shall, within ten (10) business days following receipt of written notice of the imposition of any such lien, cause it to be released of record by payment or posting of a proper bond, failing which Landlord may cause it to be released, and Tenant shall immediately reimburse Landlord for all costs incurred in connection therewith . The Tenant's obligations under this section DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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shall survive any termination of or default under the Lease. 22. EVENTS OF DEFAULT . Any of the following shall constitute an event of default (“Event of Default”) hereunder: (a) Any failure by Tenant to pay the Rent when due . Landlord shall not be required to provide Tenant with notice of failure to pay Rent . (b) Any failure by Tenant to observe and perform any provision of this Lease, other than the payment of Rent, that continues for five (5) days after written notice to Tenant describing such failure of performance with reasonable particularity ; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Landlord has given Tenant written notice under this Section on at least two (2) prior occasions during the twelve (12) month interval preceding such failure by Tenant . (c) Tenant : (1) being unable to meet its obligations as they become due, or being declared insolvent according to any law, (2) having its property assigned for the benefit of its creditors, (3) having a receiver or trustee appointed for itself or its property, (4) having its interest under this Lease levied on under legal process, (5) having any petition filed or other action taken to reorganize or modify its debts or obligations, or (6) having any petition filed or other action taken to reorganize or modify its capital structure if either Tenant or such is a corporation or other entity . (d) The abandonment of the Premises by Tenant (which shall be conclusively presumed if Tenant is (i) absent from the Premises for thirty (30) consecutive days and (ii) is also in Default on the payment of Rent) . 23. REMEDIES . Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions : (a) Terminate this Lease by written notice to Tenant, in which event Tenant shall immediately surrender the Premises . If Tenant fails to surrender the Premises, Landlord may, without prejudice to any other remedy, enter and take possession of the Premises or any part thereof by changing the door locks or by any other means necessary in Landlord’s sole judgment without being liable for prosecution or any claim for damages . If this Lease is terminated hereunder, Tenant shall pay to Landlord : (1) all Rent accrued through the date of termination, (2) all amounts due under “Events of Default”, and (3) an amount equal to : (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the interest rate on one - year Treasury bills as published on the nearest the date this lease is terminated by the Wall Street Journal, Southwest Edition, minus (B) the then present fair rental value of the DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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Premises for such period, similarly discounted ; provided, however, that in no event shall the result of the calculation in this subsection (3) result in an amount less than fifty percent ( 50% ) of the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the interest rate on one - year Treasury bills as published on the nearest the date this lease is terminated by the Wall Street Journal, Southwest Edition . (b) Terminate Tenant’s right to possession of the Premises without terminating this Lease by written notice to Tenant, in which event Tenant shall immediately surrender the Premises . If Tenant fails to surrender the Premises, Landlord may, without prejudice to any other remedy, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof by changing the door locks or by any other means necessary in Landlord’s sole judgment without being liable for prosecution or any claim for damages . If Tenant’s right to possession of the Premises is so terminated, Tenant shall pay to Landlord : (1) all Rent to the date of termination of possession, (2) all amounts due from time to time under “Events of Default”, and (3) all Rent required hereunder to be paid by Tenant during the remainder of the Term, minus any net sums thereafter received by Landlord through reletting the Premises during such period . Landlord shall use reasonable efforts to relet the Premises on such terms and conditions as Landlord, in its sole discretion, may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises) ; however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building . Landlord shall not be liable for, nor shall Tenant’s obligations be diminished because of, Landlord’s failure to relet the Premises or to collect rent due for such reletting . Tenant shall not be entitled to any excess obtained by reletting over the Rent due hereunder . Reentry by Landlord shall not affect Tenant’s obligations for the unexpired Term ; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord’s waiting until the expiration of the Term . Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section . If Landlord elects to proceed under this Section, it may at any time elect to terminate this Lease . (c) Change the door locks and deny Tenant access to the Premises until such Event of Default is cured . (d) Enter the Premises without being liable for prosecution or any claim for damages and do whatever Tenant is obligated to do under the terms of this Lease . Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in so doing . Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action . DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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(e) Tenant expressly waives notice as to the disposal of any property in the Premises as of default, lockout, or termination, which has not claimed or redeemed within thirty (30) days . 24. PAYMENT BY TENANT . Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys’ fees) in (a) obtaining possession of the Premises, (b) removing and storing Tenant’s or any other occupants’ property, (c) repairing, restoring, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant, (d) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, costs of tenant finish work, and all other costs incidental to such reletting), (e) performing Tenant’s obligations which Tenant failed to perform, and (f) enforcing, or advising Landlord of its rights, remedies, and recourses arising out of the Event of Default . After any default in payment by Tenant (i . e . late payment, a returned check or reversed credit card charge), the Landlord may require that Tenant make future payments by certified check, cashier’s check, or money order, for so long as the Landlord may reasonably require . 25. LANDLORD’S LIABILITY . The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant’s actual direct, but not consequential, damages therefor and shall be recoverable from the interest of Landlord in the Building, and Landlord shall not be personally liable for any deficiency . Landlord’s reservation of rights under this Lease, such as to enter upon or maintain the Premises, shall not be deemed to create any duty on the part of Landlord to exercise any such right . Landlord expressly advises Tenant that Landlord’s intention is that Tenant shall have full responsibility for, and shall assume all risk to, persons and property while in, on or about the Premises . 26. SURRENDER OF PREMISES . No act of Landlord or its agents during the Term shall be deemed as acceptance of surrender of the Premises . No agreement to accept surrender of the Premises shall be valid unless the same is in writing and signed by the Landlord . 27. ATTORNEYS FEES . If Landlord employs an attorney to interpret, enforce or defend any of its rights or remedies hereunder, Tenant shall pay Landlord’s reasonable attorney’s fees incurred in such dispute . 28. FORCE MAJEURE . Whenever a period of time is prescribed for action to be taken by Landlord or Tenant, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, acts of terrorism, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party . 29. GOVERNMENTAL REGULATIONS. Tenant will comply with all laws, DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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ordinances, orders, rules, and regulations of all governmental agencies having jurisdiction over the Premises with reference to the use, construction, condition, or occupancy of the Premises . Tenant agrees that any cabling installed by or for its use during its occupancy shall meet the requirements of all applicable national and local fire and safety codes . Landlord will comply with all laws, ordinances, orders, rules and regulations of all governmental agencies having jurisdiction over the Building with reference to the use, construction, condition or occupancy of the Building . 30. APPLICABLE LAW. This Lease shall be governed by and construed pursuant to the laws of the state in which the Building is located. 31. SUCCESSORS AND ASSIGNS . Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, and assigns . 32. SEVERABILITY . If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law . 33. NAME . Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such names . 34. NOTICES . Any notice or document required to be delivered hereunder shall be deemed to be delivered whether or not actually received, when sent via Federal Express or other overnight courier addressed to the parties hereto at their respective addresses set forth above, or delivered to Tenant’s place of business in the Building, and when sent or delivered by Landlord or his representative, including its management company for the Building . 35. DEFINED TERMS AND MARGINAL HEADINGS . The words " Landlord " and " Tenant " as used herein shall include the plural as well as the singular . If more than one person is named as Tenant, the obligations of such persons are joint and several . The headings and titles to the sections of this Lease are not part of this Lease and shall have no effect upon the construction or interpretation of any part thereof . Captions contained herein are for the convenience of reference only and in no way limit or enlarge the terms or conditions of this Lease . 36. AUTHORITY . Tenant represents that Tenant (i) is duly authorized and validly existing, (ii) is qualified to do business in the state in which the Building is located, (ii) has full right and authority to enter into this Lease, and that (iii) the person signing on behalf of Tenant is authorized to do so . In the event Tenant and Landlord provide an email address to in this Lease, DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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Landlord and Tenant agrees that Landlord and Tenant, and their respective representatives and agents may contact Landlord and Tenant via that email address, and deliver marketing information and other announcements to such email address(es) . Such email addresses, however, shall not be sufficient to be used for either Landlord or Tenant as official notices of default or other notifications which have time limits for action or response which, if missed, could result in loss of rights . 37. LIQUIDATED DAMAGES . If the Premises are not ready for occupancy by the Commencement Date, unless delayed by Tenant for any reason, the Base Rent shall not commence until the Premises are ready for occupancy by Tenant . Such allowance for Base Rent shall be in full settlement for any claim which Tenant might otherwise have by reason of the Premises not being ready for occupancy . 38. INTEGRATED AGREEMENT . This Lease contains the entire agreement of the parties with respect to any matter covered or mentioned in this Lease . No prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose . No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties or their respective successors in interest . The Lease may be executed by the parties in multiple counterparts, which together shall have the full force and effect of a fully executed agreement between the parties . Electronic signatures by either party are valid, and Tenant agrees that the Lease and related documents and records may be created, kept, and transmitted as electronic files only . 39. LATE FEE . If Rent is not received by Landlord on or before the fifth ( 5 th) day of any month, Tenant shall pay immediately upon written notice from Landlord a late fee equal to ten percent ( 10% ) of the cumulative amount of Rent due, including Base Rent and all other amounts payable by Tenant under this Lease, including any charges and previously assessed late fees . Failure by Tenant to make immediate payment of the delinquent Rent plus the late fee shall constitute an Event of Default . This provision, expressly, does not relieve the Tenant’s obligation to pay Rent on the first of each month and is not a waiver by the Landlord to require payment on the first day of each month . 40. INTEREST ON SUMS EXPENDED BY LANDLORD . All sums paid and all expenses incurred by Landlord in performing Tenant’s duties hereunder or curing Events of Default shall accrue interest at the rate of ten percent ( 10% ) per annum from the date of payment of such amount by Landlord . In no event, however, shall the charges permitted under this Section or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum lawful rate of interest . 41. INSURANCE . Tenant agrees to maintain, at Tenant's sole cost and expense, insurance policies covering Tenant's use and occupancy of the Premises, as well as coverage for theft and damage . Such policies shall be issued in the DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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name of Tenant and Landlord as their interest may appear or shall contain an "additional insured" endorsement in favor of Landlord, and with limits of liability of at least ONE MILLION DOLLARS ( $ 1 , 000 , 000 . 00 ) per occurrence for bodily injury and TWO HUNDRED THOUSAND DOLLARS ( $ 200 , 000 . 00 ) per occurrence for property damage . Duplicate originals of such policies and endorsements shall be delivered to Landlord within thirty (30) days from the execution date hereof . 42. RULES . Tenant shall abide by attached Building Rules and Regulations to the extent that such Building Rules and Regulations do not overtly conflict with the provisions of this Lease . Such Building Rules may be reasonably changed or amended, at any time, by Landlord to promote a safe, orderly, and professional Building environment . The Building Rules and Regulations shall be enforced equitably by Landlord . [signature page to follow] DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written. TENANT: Intrusion Inc., a Delaware corporation By: Tony Scott, President and CEO LANDLORD: JBA Portfolio, LLC By: Boxer Property Management Corp. a Texas Corporation (Management Company for Landlord) By: [type in name and title of signatory] Exhibit “A” Exhibit “B” Exhibit “C” Exhibit “D” Exhibit “E” Exhibit “F” Exhibit “G” Exhibit “H” Exhibit “I” Exhibit “J” Exhibit “K” Building Rules and Regulations Premises Legal Description Renewal Option Termination Option Right of First Refusal Lease Improvements Construction Drawings Commencement Date Memorandum Information About Brokerage Services Parking Addendum (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK) DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 10/10/2023 1097001387 \ 7 \ AMERICAS

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Exhibit “A” BUILDING RULES AND REGULATIONS 1. No sign, picture, advertisement, name or notice shall be inscribed, displayed or affixed on or to any part of the inside of the Building or the Premises without the prior written consent of Landlord and Landlord shall have the right to remove any such item at the expense of Tenant . All approved signs or lettering on doors and the building directory shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord . Tenant shall not place anything in the Premises which is viewable from the common area or from outside the Building that is deemed unsightly by the Landlord ; provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows . Tenant shall not, without written consent of Landlord, cover or otherwise sunscreen any window . 2. Landlord shall approve in writing, prior to installation, any attachment of any object affixed to walls, ceilings, or doors other than pictures and similar items . 3. The directory of the Building will be provided exclusively for the display of the name and location of Tenant only, and Landlord reserves the right to exclude any other names therefrom . 4. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress to and egress from the Premises . The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business, unless such persons are engaged in illegal activities . No tenant and no employees or invitees of any tenant shall go upon the roof of the Building . Tenant shall not prop open the entry doors to Building or Premises . 5. No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the Premises or the Building by Tenant, nor shall any changes be made in existing locks or the mechanisms thereof without the prior written consent of the Landlord . Tenant must, upon the termination of its tenancy, return to Landlord all keys to the Premises . If Tenant fails to return any such key, Tenant shall pay to Landlord the cost of changing the locks to the Premises if Landlord deems it necessary to change such locks . 6. The toilet rooms, urinals, wash bowls and other apparatus in the Premises or Building shall not be used for any purpose other than that of which they were constructed and no foreign substance of any kind whatsoever shall be thrown DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant. 7. Tenant shall not overload the floor of the Premises, mark on, or drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof . No boring, cutting or stringing of wires shall be permitted except with the prior written consent of and as the Landlord may direct . 8. No furniture, freight or equipment of any kind shall be brought into the Building without the consent of Landlord and all moving of same into or out of the Building shall be done at such time and in such manner as Landlord shall designate . Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building and any damage caused by moving or maintaining such safe or other property shall be repaired at the expense of Tenant . There shall not be used in any space, or in the public halls, of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards . 9. Tenant shall not employ any person or persons for the purpose of cleaning the Premises without the consent of Landlord . Landlord shall be in no way responsible to Tenant for any loss of property from the Premises or other damage caused by Landlord’s janitorial service or any other person . Janitorial service will not include the cleaning of carpets and rugs, other than vacuuming . If the Premises requires more than building standard janitorial service, such excess service shall be at Tenant’s cost . 10. No Tenant shall place anything in the hallways of the Building. No trash shall be placed in the common area. 11. Tenant shall only be permitted use as general office space . No tenant shall occupy or permit any portion of the Premises to be occupied for lodging or sleeping or for any illegal purposes or permit any pet within the Premises or Building . 12. Tenant shall not use or keep in the Premises or the Building any combustible fluid or material, including the use of space heaters, and shall not permit any open flame, including candles, incense, etc . 13. Landlord will direct electricians as to where and how telephone wiring shall be located . No boring or cutting for wires will be allowed without the written consent of Landlord . The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord . 14. No Tenant shall lay linoleum or other similar floor covering so that same shall be affixed to the floor of the Premises in any way except by a paste, or other material, which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited . The method DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises, shall be subject to approval by Landlord . The expense of repairing any damage resulting from a violation of this rule shall be borne by the tenant by whom, or by whose agents, employees, or invitees, the damage shall have been caused . 15. Tenant shall provide and use chair pads and carpet protectors at all desk and furniture locations. 16. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord . 17. On Saturdays, Sundays and legal holidays and on any other days between the hours of 6 : 00 p . m . and 6 : 30 a . m . , Landlord reserves the right to keep all doors to the Building locked, and access to the Building, or to the halls, corridors, elevators or stairways in the Building or to the Premises may be refused unless the person seeking access is an employee of the Building or is properly identified as a tenant of the Building . The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person . In case of natural disaster, hurricane, tornado, evacuation, invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or closure of the Building for the safety of the tenants and protection of property in the Building . 18. Access to the Building and parking may be controlled by the use of electronic card key or by other method deemed necessary by Landlord . Tenant will be provided an allocation of three ( 3 . 0 ) electronic card keys per 1 , 000 rentable square feet, at no charge for the initial Term . Additional cards may be requested by Tenant for a one time nonrefundable deposit of $ 35 . 00 each which shall be paid upon issuance of the cards . In the event that Tenant shall damage or lose the card key(s) or device(s), then Tenant's deposit for such card or device will be forfeited, and Tenant will be required to pay another equal deposit . 19. Smoking is prohibited in the Premises and common areas of the Building at all times. 20. In order to receive a refund of its security deposit, if any, Tenant agrees to provide a forwarding address to Landlord, in writing, on or before the termination date of the Lease . Landlord shall have sixty (60) days from the date Tenant surrenders the Premises and Landlord’s receipt of Tenant’s forwarding address, to refund the security deposit and/or provide a written description of damages and charges . 21. Landlord reserves the right to charge Tenant, and require payment in advance, for services and/or expenses not required of Landlord under this Lease, or incurred in relation to the Lease . Such charges include, but are not limited to, processing “bounced” checks, changing locks, reviewing and DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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signing lien waivers, lease assignments, sublet documents, providing after hours HVAC rates, etc . A list of charges can be obtained from the Landlord’s representative . The charges are based on the cost to the Landlord or its management company to provide the service which is charged for, and are subject to change at anytime without notice . 22. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building . 23. Tenant and Tenant's employees and invitees are prohibited from parking for more than 48 hours in the same parking space or otherwise storing vehicles at the property . Landlord may tow those vehicles which Landlord deems are in violation of these Parking rules at the Tenant's expense . DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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EXHIBIT “B” The Premises By initialing below, Tenant agrees that the terms and conditions of this Exhibit “A” are incorporated into and become part of the Lease as an addendum thereto. DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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Exhibit “C” Legal Description DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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By initialing below, Tenant agrees that the terms and conditions of this Exhibit “B” are incorporated into and become part of the Lease as an addendum thereto. DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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Exhibit “D” Renewal Option Tenant is hereby granted two (2) five (5) year options to renew this Lease (each a “ Renewal Option ”) . Provided there is no ongoing Event of Default, Tenant may exercise this Renewal Option by notifying Landlord, in writing, nine (9) months prior to the then current expiration date of the Lease . The Base Rent for the renewal period with be at Fair Market Value for comparable buildings in the immediate submarket at the time of exercise of the Renewal Option . TENANT: Intrusion Inc., a Delaware corporation By: Tony Scott, President and CEO DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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EXHIBIT “E” Special Provision Lease Termination Option Tenant is hereby granted the option to terminate this Lease in its entirety (the “ Early Termination Option ”) effective as of the last day of the ninety - third (93rd) month of the Term (“ Early Termination Date ”). Provided there is no ongoing Event of Default, Tenant may exercise it Early Termination Option by notifying Landlord in writing of its exercise, not less than six (6) months prior to the Early Termination Date and by delivering to Landlord funds in the amount of the Termination Payment, plus the amount of any past due rent. The term “ Termination Payment ” shall mean an amount equal to the Landlord’s unamortized (as of the Early Termination Date) costs of whatever kind and nature (including, without limitation, tenant improvement costs, architectural fees, free rent, leasing commissions and legal fees) incurred by Landlord in connection with the improvements of and leasing to Tenant of the Premises, which costs shall be amortized over the Term with interest at the rate of (8%) per annum. By initialing below, Tenant agrees that the terms and conditions of this exhibit are incorporated into and become part of the Lease as an addendum thereto. TENANT: Intrusion Inc., a Delaware corporation By: Tony Scott, President and CEO DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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Exhibit “F” Right of First Refusal Right - Of - First - Refusal An EXISTING tenant already has a "right - of - first - refusal" on adjacent/all space: Check YES or NO X Providing there is no ongoing Event of Default at the time of exercise, Tenant shall have a one - time five (5) business day "right of first refusal" on space directly adjacent to the Premises as well as on suite 1340 and 1360 on thirteenth (13 th ) floor (the “ Tenant’s Right of First Refusal ”). The term “ Adjacent ” means space only on the same floor as the Premises which shares a common wall with the Premises. Said five (5) business day period shall begin to run immediately after delivery Landlord’s written notice to Tenant. Tenant consents to delivery of such notice via Federal Express or other overnight courier, which shall be effective when sent without regard to actual receipt and Email delivery to the Tenant or the Premises (but only if Tenant is in the Premises at the time). In the event Tenant is offered space and exercises Tenant’s Right of First Refusal, Tenant shall notify Landlord of its exercise the Tenant’s Right of First Refusal in writing within the five (5) business day period and Tenant shall then have fifteen (15) days in which to execute all required documents pertaining to the additional space. If Tenant is offered Tenant’s Right of First Refusal and chooses to exercise Tenant’s Right of First Refusal, Landlord shall bill Tenant an administrative fee equal to $2,500.00 to be paid upon the execution of the required documents pertaining to the additional space. If terms have not been agreed upon and the documents not fully executed by Tenant within said fifteen (15) days, Tenant’s Right of First Refusal shall expire without the ability to be revived for any reason whatsoever. This right is further subject to the following: 1. In the event there is an existing tenant in the Adjacent space to the Premises, Tenant’s Right of First Refusal shall not be valid if the tenant in the Adjacent space renews its lease . 2. In the event the Adjacent space to the Premises has an existing tenant with a “right of first refusal” and such tenant’s right of first refusal pre - dates the Tenant’s Right of First Refusal and is otherwise superior to Tenant’s Right of First Refusal, then Tenant’s Right of First Refusal shall be subject to the pre - existing right of first refusal of the existing tenant(s) . 3. Once Tenant’s Right of First Refusal is relinquished by Tenant; this right will expire without the ability to be revived for any reason whatsoever. Tenant shall have only opportunity to exercise Tenant’s Right of First Refusal, which option to exercise is limited in time. 4. In the event Landlord, in its sole discretion, chooses to build out any space that is subject to Tenant’s Right of First Refusal on a speculative basis, Landlord’s right to build out speculative space is superior to Tenant’s Right of First Refusal, and Landlord shall provide 30 days prior written notice to Tenant and Tenant’s Right of First Refusal shall automatically become null and void. TENANT: Intrusion Inc., a Delaware corporation By: Tony Scott, President and CEO DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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Exhibit “G” LEASEHOLD IMPROVEMENTS 1. Work by Landlord . Landlord shall cause to be constructed and/or installed in the Premises the permanent leasehold improvements and tenant finish (the “Leasehold Improvements” ) described in the plans attached as Exhibit “H” (the “ Construction Plans ”) and cause such Leasehold Improvement to be completed on or before December 1 , 2023 . 2. Planning and Construction . Landlord and Tenant shall cooperate in good faith in the planning and construction of the Leasehold Improvements, and Tenant shall respond within ten (10) business days after written request to Tenant’s designated person responsible for the Leasehold Improvements from Landlord or Landlord’s architect, representative or contractor for Tenant’s approval of any particular aspect thereof, it being agreed and understood that it is the intent and desire of the parties that the Premises be ready for Tenant’s occupancy on or before December 1 , 2023 . In the event Tenant fails to respond within the time period provided above to any written request by Landlord or Landlord’s architect, representative and/or contractor in connection with the design and/or construction of the Leasehold Improvements, Landlord, upon ten (10) days’ additional prior written notice to Tenant, shall have the right to terminate this Lease Agreement . 3. Quality of Work . Landlord shall supervise the construction of the Leasehold Improvements and shall use good faith efforts to cause same to be constructed and installed in a good and workmanlike manner in accordance with industry practice and in conformance with the Construction Plans . 4. Completion of Construction . The “Leasehold Improvements Completion Date” shall mean the date upon which the Leasehold Improvements are substantially complete in conformance with the Construction Plans . The phrase “substantially complete” or “Substantial Completion” shall mean the occurrence, with respect to the Premises, when (i) all Tenant Improvements have been completed in accordance with the Construction Plans (punch list items excepted) ; (ii) the Premises may reasonably be used and occupied for the purposes intended by the Tenant ; (iii) Tenant has full access to all of the Premises and is able to conduct its business in a reasonable manner ; (iv) all construction debris has been removed from the Premises and the Premises are clean ; (v) Landlord has obtained building inspection final approval from all appropriate regulatory authorities (as required) for the Premises ; (vi) Tenant has accepted the Tenant Improvements, subject only to documented minor “punch list” items remaining to be completed, and such “punch list” items can be completed in no more than thirty (30) days without undue interference to the Tenant’s use of the Premises (as attested to by the contractor) . 5. Landlord Delay . If the Premises are not Substantially Complete by December 1 , 2023 for any reason, Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof unless such delay is caused solely by Landlord’s negligence, gross negligence, or willful conduct . In such event, Rent shall be abated during such Landlord Delay . 6. Tenant Delay. As used herein, “Tenant Delay” shall mean the sum of (i) the number of days of delay in responding to Landlord’s request for approval of any documentation in connection with the Leasehold Improvements, (ii) the number of days of delay in preparing any of such documentation caused by changes requested by Tenant to any aspect of the Leasehold Improvements which were reflected in the documentation theretofore approved by Tenant, and (iii) the positive difference, if any, between the increase and decrease in the number of days required to complete the Leasehold Improvements caused by changes required by Tenant to the working drawings after Tenant’s approval thereof. 7 . Disclaimer of Warranty . TENANT ACKNOWLEDGES THAT THE CONSTRUCTION AND INSTALLATION OF THE LEASHOLD IMPROVEMENTS WILL BE PERFORMED BY AN UNAFFILIATED CONTRACTOR OR CONTRACTORS OF LANDLORD AND THAT ACCORDINGLY LANDLORD HAS MADE AND WILL MAKE NO WARRANTIES TO TENANT WITH RESPECT TO THE QUALITY OF CONSTRUCTION THEREOF OR AS TO THE CONDITION OF THE PREMISES, EITHER EXPRESS OR IMPLIED, AND THAT LANDLORD EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY THAT THE PREMISES ARE OR WILL BE SUITABLE FOR TENANT’S INTENDED COMMERCIAL PURPOSE . TENANT’S OBLIGATION TO PAY BASE AND ADDITIONAL RENTAL HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE BUILDING OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND TENANT SHALL CONTINUE TO PAY THE BASE AND ADDITIONAL RENTAL WITHOUT ABATEMENT, OFFERS OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED . However, Landlord agrees that the contract between Landlord and Contractor shall contain standard warranties regarding the workmanship and, in the event that any defect in the construction of the Leasehold Improvements is discovered, Landlord will diligently pursue and seek to enforce such warranties of the contractor(s) and/or the manufacturer of any defective materials incorporated therein, or, upon written request of Tenant, assign such warranties to Tenant . DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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8. Cost of Leasehold Improvements. Landlord shall pay all costs and expenses of the Leasehold Improvements (including labor, materials, architectural and engineering costs). TENANT: Intrusion Inc., a Delaware corporation By: Tony Scott, President and CEO DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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Exhibit “H” Construction Drawings (Construction Drawings to be inserted once approved by Landlord) TENANT: Intrusion Inc., a Delaware corporation By: Tony Scott, President and CEO DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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***SEE RCP PLAN FOR FINAL SELECTION PER PROJECT*** CEILING - STD SPEC/MAKE READY SPACED GRID – ARMSTRONG 15/16 PRELUDE TILE - CERTAINTEED PERFORMA BAROQUE - FIRE CLASS ASTM E1264 - CLASS A DOOR HARDWARE LEVERSET - MFR: CAL - ROYAL PRODUCTS, INC. - SPEC: PIONEER SL SERIES HEAVY DUTY CYLINDRICAL LEVERSET (MATCH TO BLDG STD FINISH) CEILING - WORKSTYLE SPACE ONLY GRID – ARMSTRONG 15/16 PRELUDE TILE 1 – 2X2, 2X4, - CERTAINTEED PERFORMA SYMPHONY WITH REVEAL EDGE - FIRE CLASS ASTM E1264 - CLASS A BACKSET - MFR: CAL - ROYAL PRODUCTS, INC. - SPEC: #ULSLD238, SL SERIES UL - LISTED DEAD LACTH 2 3/8" WITH 2 ¼ X 1" FACEPLATE TILE 2 – CERTAINTEED SAND MICRO,SHM 154 - REVEAL EDGE CORNER BEVEL, COLOR WHITE, SIZE 24"X24", - FIRE CLASS ASTM E1264 - CLASS A CLOSER - MFR: NORTON - SPEC: S8301 NON HANDED/NON HOLD OPEN DOOR CLOSER TILE 3 – CERTAINTEED SAND MICRO CUSTOMLINE,SMCL 224,SCORING OPTION WITH REVEAL EDGE CORNER BEVEL, COLOR WHITE, SIZE 24"X48", EDGE - REVEAL CORNER BEVEL - FIRE CLASS ASTM E1264 - CLASS A DOOR STOP - MFR: IR SECURITY AND SAFETY - SPEC: #WS406CCV WALL BUMPER EXIT SIGNS AND EMERGENCY LIGHTS FOR WORKSTYLE SPACES ONLY CORNER GUARDS – COORDINATE WITH DESIGNER ADDITIONAL INFO OR QUESTIONS PLASTIC – KOROSEAL INTERIOR PRODUCTS – G 825 2 . 5 " EXTRUDED CORNER GUARD – SIMPLY WHITE . SIZES : 4 ', 8 ', 12 ' AND 16 ' LONG . CONTACT : DONA FOSTER, 1 - 855 - 753 - 5474 , DFOSTER@KOROSEAL . COM EXIT SIGN - DMF LIGHTING RECESSED LED EDGE - LIT EXIT SIGN WITH BATTERY BACK UP. RED LETTERING WITH WHITE EXTRUDED HOUSING FINISH. MIRRORED PANEL TYPE FOR DOUBLE - FACE APPLICATIONS. EMERGENCY BUG EYE LIGHT – LITHONIA LIGHTING LED THERMOPLASTIC EMERGENCY LIGHT WITH WHITE HOUSING FINISH STAINLESS STEEL – CONSTRUCTION SPECIALTiES CO - 8 CORNER GUARD - SU SHI DIEBOLD, THE KIPCO & CS GU LF COAST, 713 - 590 - 0660 SU SHI@CSGULFCOAST.COM 3 D M T M S M 2727 LBJ FWY, #610 DALLAS, TEXAS 75234 OCCUPANCY USE: GROUP B – BUSINESS SIGNATURE BELOW IS WRITTEN APPROVAL OF ACCEPTANCE OF ALL CONDITIONS SHOWN AUTOMATIC SPRINKLER SYSTEM: SPRINKLERED WITHIN THESE DOCUMENTS. # OF FLOORS = 13 TENANT: DESCRIPTION CALCULATED ACTUAL B OCCUPANCY - BUSINESS SIGNATURE: OCCUPANCY FACTOR: 150 SF PER PERSON 8,996 SF DATE: OCCUPANT LOAD: 60 PEOPLE * BUILDING IS TYPE – 2B CONSTRUCTION. CURRENT CITY OF PLANO CODES ONLY 2018 IBC, 2018 IPC, 2018 IMC, 2017 NEC, 2018 IECC, 2018 IFC, 2018 IEBC PROJECT NAME: 101_1200 - INTRUSION DP BY REVISIONS XX/XX/23 XX/XX/23 08/24/2023 DATE ISSUE FOR BULLETIN #1 ISSUE FOR ADDENDUM #1 ISSUE FOR PRICING, PERMIT, AND CONSTRUCTION ISSUE FOR PRICING (ONLY) ISSUE FOR REDLINES DESCRIPTION REV 101_1200 - INTRUSION 101 EAST PARK BOULEVARD, PLANO, TEXAS 75074 PAGE INDEX IA1.0 - COVER PAGE IA2.0 - EXISTING SITE PLAN IA2.1 - NEW SITE PLAN IA2.2 - LIFE SAFETY PLAN IA3.0 - DEMOLITION PLAN IA4.0 - DEMOLITION RCP IA5.0 - CONSTRUCTION PLAN IA6.0 - ELECTRICAL PLAN IA 7 . 0 - REFLECTED CEILING PLAN M 1 . 0 - NEW MECHANICAL PLAN IA 9 . 0 - FINISH PLAN IA 9 . 1 - FINISH SCHEDULE IA10.0 - FURNITURE/FIXTURE/EQUIP/ARTWORK (F/F/E/A) PLAN IA11.0 - DOOR & WINDOW SCHEDULE IA12.0 - PARTITION TYPES IA13.0 - ELEVATIONS IA14.0 – DETAILS IA15.0 - MICRO OFFICE DETAILS IA16.0 – TYP. SIGNAGE ELEVATIONS NOTICE: THIS DOCUMENT IS THE PROPERTY OF BOXER PROPERTY AND SHALL NOT BE USED, TRANSFERRED, REPRODUCED WITHOUT THE EXPLICIT CONSENT OF BOXER PROPERTY. , MEP SYMBOLS DUPLEX OUTLET LIGHT SWITCH QUADPLEX OUTLET 3 - WAY LIGHT SWITCH DIMMER SWITCH DEDICATED OUTLET DED MOTION SENSOR SWITCH 240V OUTLET TIMER SWITCH (w/ manual override) 240v 2' X 4' LAY - IN LIGHT GFCI OUTLET GFI EMERGENCY LIGHT USB PLUG TO HAVE 2 DUPLEX OUTLETS 2' X 2' LAY - IN LIGHT USB AND 2 USB CHARGING PORTS SURFACE FLUORESCENT LIGHT FLOOR OUTLET SURFACE MOUNTED CAN LIGHT TELEPHONE OUTLET RECESSED CAN LIGHT DATA OUTLET PENDANT LIGHT B BLANK PLATE WALL SCONCE EMERGENCY LIGHT SP SPEAKER SD SMOKE DETECTOR OCCUPANCY SENSOR FH FIRE HORN FS FIRE STROBE HS HORN AND STROBE P PULL STATION SPRINKLER HEAD FA FIRE ALARM T THERMOSTAT EXIT LIGHT EXIT LIGHT W/ EMERGENCY BUG EYES SUPPLY AIR GRILL RETURN AIR GRILL SUPPLY TROFFER A ALARM SYSTEM GENERAL SYMBOLS N.I.C. NOT IN CONTRACT E.T.R. EXISTING TO REMAIN U.N.O. UNLESS NOTED OTHERWISE DESIGNATION SYMBOLS EXISTING WALLS ADD INSULATION TO EXISTING WALLS & TOP OFF WALL TO DECK DEMOLISH WALLS ADD INSULATION TO EXISTING WALLS NEW INSULATED WALLS NEW WALLS TO 6" FROM DECK NEW WALLS ** REFERENCE SHEET IA12.0** U.N.O. UNLESS NOTED OTHERWISE D. DEMOLISH TYP. TYPICAL E. EXISTING TBD TO BE DETERMINED O.C ON CENTER N NEW A.F.F. ABOVE FINISHED FLOOR R RELOCATE E.T.R EXISTING TO REMAIN RW REWIRE A DOOR TYPE 2 V1 DOOR FILM TYPE 1 KEY NOTE HARDWARE TYPE WA A2 V1 WINDOW TYPE/ WINDOW FILM WALL PARTITION TYPE 4 ELEVATION # / BREAK LINE MARKER A13.0 SHEET NUMBER 1 MULTIPLE ELEVATION 1/A - 11.0 4 - 2 DETAIL #/ SHEET A1.0 NUMBER 3 ELEVATION NUMBER 1 DRAWING #/ SHEET # A1.0 TO FINISHED FLOOR 10' - 0" REFERENCED AREA OF DRAWING TO BE DETAILED 10' CLG. HT. XXXXXXX ROOM NAME NOTATION XXX USF USF XXX RSF XXX RSF SUITE/ROOM NUMBER FINISH SYMBOLS XXX COUNTER XX FLOORING XXX CABINETS XX WALL XX WALL BASE SITE LOCATION SITE GENERAL NOTES 1) CONTRACTOR IS TO SUPPLY ALL LABOR, TOOLS, MATERIALS AND EQUIPMENT TO COMPLETE THE WORK CALLED FOR IN DRAWINGS. 2) CONTRACTOR IS TO COMPLETE ALL WORK IN A RESPECTABLE AND WORKMAN LIKE FASHION, IN ACCORDANCE WITH INDUSTRY STANDARDS. ALL WORK IS TO COMPLY WITH LOCAL LAW AND APPLICABLE CODES. 3) CONTRACTOR SHALL OBTAIN ALL BUILDING DEPARTMENT PERMITS, APPROVALS, AND THE LIKE, AS REQUIRED. 4) CONTRACTOR IS TO COMPLETE WORK IN THE DESIGNATED TIME AS SET BY THE TENANT AND LANDLORD. 5) CONSTRUCTION DOCUMENTS TO BE REVIEWED AND APPROVED BY TENANT BEFORE WORK IS STARTED. 6) ANY AND ALL CHANGES TO FLOOR PLANS SHALL BE A REVIEWED AND APPROVED BY TENANT IN WRITING. 7) ANY CHANGE IN SCOPE OF WORK OR COSTS SHALL ONLY BE DONE AFTER A SIGNED CHANGE ORDER HAS BEEN ISSUED AND APPROVED BY TENANT AND LANDLORD. 8) ALL DIMENSIONS ARE ESTIMATED. CONTRACTOR IS TO CONFIRM ALL MEASUREMENTS BEFORE NEW CONSTRUCTION IS STARTED. 9) ALL NEW WALLS ARE TO BE ALIGNED O.C. OF WINDOW MULLION ON EXTERIOR WINDOWS. 10) EXISTING DAMAGED OR BENT WINDOW BLINDS ARE TO BE REPAIRED OR REPLACED TO MATCH EXISTING SUITE FINISHES. 11) EXISTING AIR VENTS AND RETURNS NOT BEING REPLACE ARE TO BE CLEANED AND PAINTED AS NECESSARY. 12) CONTRACTORS ARE TO CLEAN AND HAUL - OFF ALL TRASH AND DEBRIS. 13) ALL EXISTING 2' - 8" DOORS ARE TO BE REPLACED WITH 3' - 0" DOORS U.N.O. 14) ALL ENTRY DOORS SHALL HAVE LOCK SETS AND CLOSURES. 15) ALL EXTRA DOORS, FRAMES, LIGHT FIXTURES, ETC. ARE TO BE RETURNED TO BOXER PROPERTY. SEE BUILDING MANAGER FOR DETAILS. 16) CONTRACTOR IS TO REPLACE ALL DAMAGED CEILING TILES AND GRID TO MATCH EXSITING SUITE FINISHES. 17) ALL NEW AND EXISTING ELECTRICAL OUTLETS, PLATES, COVERS AND SWITCHES SHALL BE WHITE. 18) ALL LIFE SAFETY TO BE ADDED AND UPDATED AS NECESSARY PER FIRE CODE. 19) SAFETY – WE ARE COMMITTED TO PROVIDING A SAFE WORK ENVIRONMENT FOR OUR STAFF, TENANTS AND SERVICE PROVIDERS. COMPLIANCE WITH OSHA GUIDELINES IS REQUIRED. THIS INCLUDES BUT IS NOT LIMITED TO THE USE OF HEARING PROTECTION, HAND PROTECTION, HEAD PROTECTION, RESPIRATORY PROTECTION, LADDERS, BREAKER TAGS, ETC. WHEN APPLICABLE. 20) ANY PERSONS FOUND PERFORMING THEIR WORK IN AN UNSAFE MANNER, OR FOUND TO BE IN VIOLATION OF ANY OTHER RULE MAY BE ASKED TO LEAVE THE JOB SITE . 21) WHENEVER THERE IS WORK BEING PERFORMED THAT MAY CREATE A LOT OF DUST OR MAY CREATE A MESS IN NON - WORK AREAS CONTRACTOR SHALL TAKE MEASURES TO PROTECT THE NON - WORK AREAS I.E.; COVER THE ELEVATOR FLOORING AND WALLS, CORRIDOR CARPETS, ETC. REMEMBER TO COVER THE SMOKE DETECTORS IF THERE MAY BE A LARGE AMOUNT OF DUST PRODUCED BY YOUR WORK. SCALE VARIES REVIEW BY - - DRAWN BY DHWANI P. PROJECT TOTAL:SF 8,996 SF PROJECT TOTAL:RSF 10,705 RSF DESCRIPTION COVER PAGE SHEET NUMBER IA1.0 DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D

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R

EVISIONS REV DESCRIPTION DATE BY DESCRIPTION ISSUE FOR REDLINES 08/24/2023 DP ISSUE FOR PRICING (ONLY) 101_1200 - INTRUSION 101 EAST PARK BOULEVARD, PLANO, TEXAS 75074 10,705 RSF 8,996 SF PROJECT TOTAL:SF ISSUE FOR PRICING, PERMIT, AND CONSTRUCTION ISSUE FOR ADDENDUM #1 ISSUE FOR BULLETIN #1 XX/XX/23 XX/XX/23 PROJECT TOTAL:RSF DHWANI P. SCALE DRAWN BY - - REVIEW BY 2727 LBJ FWY, #610 DALLAS, TEXAS 75234 EXISTING SITE PLAN PENT FLOOR ELEVATOR Up Up EXIT M. TOILET STAIRS AC RM. FREIGHT W. TOILET JAN. STAIRS ELEV. ELEV. OPEN RECEPTION OFFICE - 1 OFFICE - 2 OFFICE - 3 OFFICE - 4 OFFICE - 5 OFFICE - 6 CONFERENCE OFFICE - 9 OFFICE - 10 OFFICE - 8 HUDDLE OFFICE - 11 OFFICE - 12 OFFICE - 13 OFFICE - 14 OFFICE - 15 OFFICE - 16 OFFICE - 17 OFFICE - 18 OFFICE - 19 OFFICE - 20 OFFICE - 21 OFFICE - 22 OFFICE - 23 ASSEMBLY ROOM N.I.C. SCOPE OF WORK: SUITE 1200, 8,996 SF EXIT ELEV. ELEV. N M . E C I H . . R M C . . 1/8" = 1' - 0" IT ROOM DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D SHEET NUMBER IA2.0

36

REVISIONS REV DESCRIPTION DATE BY DESCRIPTION ISSUE FOR REDLINES 08/24/2023 DP ISSUE FOR PRICING (ONLY) 101_1200 - INTRUSION 101 EAST PARK BOULEVARD, PLANO, TEXAS 75074 10,705 RSF 8,996 SF PROJECT TOTAL:SF ISSUE FOR PRICING, PERMIT, AND CONSTRUCTION ISSUE FOR ADDENDUM #1 ISSUE FOR BULLETIN #1 XX/XX/23 XX/XX/23 PROJECT TOTAL:RSF DHWANI P. SCALE DRAWN BY - - REVIEW BY 2727 LBJ FWY, #610 DALLAS, TEXAS 75234 NEW SITE PLAN PENT FLOOR ELEVATOR Up Up M. TOILET STAIRS AC RM. FREIGHT W. TOILET JAN. STAIRS OPEN OFFICE - 1 OFFICE - 2 OFFICE - 3 OFFICE - 4 OFFICE - 5 OFFICE - 6 CONFERENCE OFFICE - 9 OFFICE - 10 OFFICE - 8 HUDDLE OFFICE - 11 OFFICE - 12 OFFICE - 13 OFFICE - 14 OFFICE - 15 OFFICE - 16 OFFICE - 17 OFFICE - 18 OFFICE - 19 OFFICE - 20 OFFICE - 21 OFFICE - 22 OFFICE - 23 BREAK ROOM RECEPTION SF 8,996 RSF 10,705 1200 SCOPE OF WORK: SUITE 1200, 8,996 SF N.I.C. 1/8" = 1' - 0" IT ROOM EXIT ELEV. ELEV. N M . E C I H . . R M C . . EXIT ELEV. ELEV. DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D SHEET NUMBER IA2.1

37

Up 5' - 0" D M D M M S 2727 LBJ FWY, #610 DALLAS, TEXAS 75234 E.T.R E.T.R E.T.R E.T.R E.T.R M M M M M S S S S S E.T.R T T M T M M M T M S S S S S T 3 4 E.T.R E.T.R E.T.R 4 E.T.R E.T.R 2 2 2 1 T T A D E.T.R M M AC RM. STAIRS STAIRS FREIGHT Up E.T.R E.T.R N M . E C I H . . R M C . . M. W. TOILET TOILET JAN. E.T.R 5' - 0" 2 A E.T.R PENT FLOOR ELEVATOR DED DED B M M M M M M S S S S S S E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R EXISTING TO REMAIN N.I.C DP BY REVISIONS XX/XX/23 XX/XX/23 08/24/2023 DATE ISSUE FOR BULLETIN #1 ISSUE FOR ADDENDUM #1 ISSUE FOR PRICING, PERMIT, AND CONSTRUCTION ISSUE FOR PRICING (ONLY) ISSUE FOR REDLINES DESCRIPTION REV 101_1200 - INTRUSION 101 EAST PARK BOULEVARD, PLANO, TEXAS 75074 KEY NOTES GENERAL NOTES 1. REMOVE AND DISCARD EXISTING MILLWORK. 2. REFER CONCURRENT CD SET FOR CORRIDOR LAYOUT. 3. COVER AND PROTECT EXISTING RECEPTION DESK. 4. REMOVE AND DISCARD EXISTING MILLWORK AND CABINETS. A. CONTRACTOR TO VERIFY EXISTING CONDITIONS PRIOR TO BEGINNING DEMOLITION. NOTIFY SPACE PLANNER IF ANY CONFLICTS EXIST OR IF ANY PORTION OF WORK WOULD CAUSE DAMAGE TO ANY ELEMENTS SCHEDULED TO REMAIN . B. PROTECT ALL EXISTING ELEMENTS TO REMAIN DURING DEMOLITION. EXISTING PERIMETER WINDOW MINI - BLINDS TO REMAIN, U.N.O. REMOVE AND DISCARD ALL NON - FUNCTIONAL BLINDS AS REQUIRED. COORDINATE BLINDS WITH PROPERTY MANAGER. C. CONTRACTOR SHALL DEMO ALL TOP OUT WALLS WITHIN THE SCOPE OF WORK AREA THAT DO NOT HAVE SUPPORTING PARTITION WALLS BELOW , UNLESS OTHERWISE NOTED. D. REMOVE ALL EXISTING PLUMBING AS SHOWN AND CAP OFF BACK TO SOURCE ANY AND ALL PLUMBING FIXTURES, DRAINS, ETC. NOT BEING REUSED, UNLESS NOTED OTHERWISE. DEMO BACK TO SOURCE/REPLACE ANY EXISTING PVC PIPING THAT DOES NOT COMPLY WITH CODE. E. ALL ELECTRICAL TO REMAIN AS - IS, U.N.O. ALL EXISTING BLANK PLATES, DATA OUTLETS, DEDICATED OUTLETS, AND TOGGLE LIGHT SWITCHES ARE TO BE REMOVED U.N.O. REMOVE AND DISCARD ALL PHONE BOARDS AND ABANDONED WIRING, U.N.O. PATCH AND REPAIR WALL AS NEEDED. F. ALL DOORS ARE EXISTING TO REMAIN, U.N.O. ALL EXISTING DOORS SHOWN AS (DASHED) ARE TO REMOVED AND RELOCATED - USE BEST CONDITION, U.N.O. SEE SHEET IA5.0 FOR NEW PLACEMENT. RETURN ALL DOORS IN GOOD CONDITION TO BLDG. STORAGE - COORDINATE WITH PROPERTY MANAGER. G. REMOVE ALL EXISTING FINISHES THROUGHOUT SCOPE OF WORK AND PREP FOR NEW FINISHES (SEE FINISH PLAN, IA9.0, FOR NEW FINISH SPECS/LOCATIONS). IF NEW FINISH PLAN CALLS FOR SEALED CONCRETE, REMOVE GLUE AND PREP EXISTING SLAB AS NEEDED FOR FINISHED LOOK. H. PATCH ALL FLOOR PENETRATIONS WITH FIRE RATED CONCRETE AS REQUIRED. PREP FOR NEW FINISH. SCALE 1/8" = 1' - 0" REVIEW BY - - DRAWN BY DHWANI P. PROJECT TOTAL:SF 8,996 SF PROJECT TOTAL:RSF 10,705 RSF DESCRIPTION DEMOLITION PLAN SHEET NUMBER IA3.0 DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D

38

REVISIONS REV DESCRIPTION DATE BY DESCRIPTION SHEET NUMBER ISSUE FOR REDLINES 08/24/2023 DP ISSUE FOR PRICING (ONLY) 101_1200 - INTRUSION 101 EAST PARK BOULEVARD, PLANO, TEXAS 75074 10,705 RSF 8,996 SF PROJECT TOTAL:SF ISSUE FOR PRICING, PERMIT, AND CONSTRUCTION ISSUE FOR ADDENDUM #1 ISSUE FOR BULLETIN #1 XX/XX/23 XX/XX/23 PROJECT TOTAL:RSF DHWANI P. DRAWN BY - - REVIEW BY 2727 LBJ FWY, #610 DALLAS, TEXAS 75234 IA4.0 KEY NOTES DEMOLITION RCP SCALE 1/8" = 1' - 0" GENERAL NOTES A. COORDINATE DEMOLITION & RELOCATION WITH NEW REFLECTED CEILING PLAN (SHEET IA7.0). B. ALL LIGHT FIXTURES ARE EXISTING TO REMAIN, U.N.O. ALL EXISTING LIGHT FIXTURES SHOWN AS (DASHED) ARE TO REMOVED AND RELOCATED - USE BEST CONDITION, U.N.O. SEE SHEET IA7.0 FOR NEW PLACEMENT. RETURN ALL LIGHT FIXTURES IN GOOD CONDITION TO BLDG. STORAGE - COORDINATE WITH PROPERTY MANAGER. . C. REMOVE & DISCARD ALL NON - COMPLIANT SUPPLY & RETURN GRILLES - CONTRACTOR TO VERIFY. REUSE COMPLIANT FIXTURES AS NOTED ON SHEET IA7.0. D. ALL SLOT DIFFUSERS ALONG WINDOW LINE ARE TO REMAIN. ALL THERMOSTATS ARE EXISTING, U.N.O. E. CONTRACTOR TO VERIFY CONDITIONS OF ALL EXISTING EXIT SIGNS, & UPGRADE AS REQUIRED PER BUILDING CODE, U.N.O. F. REMOVE AND DISCARD ALL DAMAGED OR STAINED CEILING TILES AND REPLACE WITH NEW TO MATCH ADJACENT. OR REMOVE ALL CEILING GRID & TILE WITHIN SCOPE. COORDINATE WITH IA7.0 FOR NEW CEILING & SPEC. G. REMOVE AND DISCARD ALL ABANDONED CABLING, WIRING, FIXTURES, ETC. IN OR ABOVE SCHEDULED CEILING BACK TO SOURCE. H. MODIFY / RELOCATE SPRINKLER HEAD AS NECESSARY TO BE CODE COMPLIANT & TO COORDINATE WITH NEW RCP SHEET IA7.0. 1. COVER AND PROTECT EXISTING CEILING OUTLET FOR PROJECTOR. 2. REMOVE AND DISCARD EXISTING CAN LIGHTS BULBS. FIXTURE AND HOUSING TO RECEIVE NEW LED BLUBS PENT FLOOR ELEVATOR Up Up M. TOILET STAIRS MECH. RM. AC RM. FREIGHT W. TOILET JAN. STAIRS 1 1 1 SP SP SP MS SP SP MS SP SP FA SD FA FA FA FA FA FA N.I.C N.I.C. 2 2 SP 2 DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D

39

REVISIONS REV DESCRIPTION DATE BY DESCRIPTION SHEET NUMBER ISSUE FOR REDLINES 08/24/2023 DP ISSUE FOR PRICING (ONLY) 101_1200 - INTRUSION 101 EAST PARK BOULEVARD, PLANO, TEXAS 75074 10,705 RSF 8,996 SF PROJECT TOTAL:SF ISSUE FOR PRICING, PERMIT, AND CONSTRUCTION ISSUE FOR ADDENDUM #1 ISSUE FOR BULLETIN #1 XX/XX/23 XX/XX/23 PROJECT TOTAL:RSF DHWANI P. DRAWN BY - - REVIEW BY 2727 LBJ FWY, #610 DALLAS, TEXAS 75234 IA5.0 KEY NOTES CONSTRUCTION PLAN SCALE 1/8" = 1' - 0" GENERAL NOTES A. ALL ALTERATIONS TO MEET CURRENT ADA AND CITY/COUNTY REQUIREMENTS. B. BOXER IS NOT RESPONSIBLE FOR ANY ALTERATIONS MADE WITHOUT PRIOR APPROVAL OF THE CITY AND STATE. C. G.C. TO DETERMINE FIRE RATING OF EXISTING SPACE. MATCH FIRE RATING. D. ALL WALL PARTITIONS TO BE TYPE " E2 ", UNLESS NOTED OTHERWISE. SEE SHEET IA12.0 FOR PARTITION DETAILS. E. ALL NEW WALLS ON EXTERIOR WINDOW LINE ARE TO BE CENTERED ON WINDOW MULLION, U.N.O. F. PATCH/TAPE/FLOAT ALL HOLES IN EXISTING WALLS. PATCH/REPAIR EXISTING PARTITIONS AT NEW WALL LOCATIONS AS REQUIRED. TAPE AND SKIM EXTERIOR WALL BELOW GLASS AS REQUIRED, PREP FOR NEW WALL FINISHES. FLOAT ALL EXISTING WALLS TO REMAIN IN PREP OF NEW FINISH. G. PROVIDE FIRE RATED BLOCKING IN WALLS AS REQUIRED AT NEW MILLWORK, WALL MOUNTED TVS, SHELVING, ETC. H. PLUMBING CONTRACTOR TO MAKE FINAL CONNECTIONS TO ALL APPLIANCES. I. G.C. TO PROVIDE SHOP DRAWINGS FOR ALL MILLWORK FOR TENANT AND DESIGNER FOR APPROVAL PRIOR TO CONSTRUCTION OF MILLWORK. J. MINIBLINDS ARE EXISTING ON EXTERIOR GLASS. PROTECT DURING CONSTRUCTION. COORDINATE WITH PROPERTY MANAGER TO REPLACE ANY BROKEN, DAMAGED, AND/OR MISSING WINDOW BLINDS. K. RELOCATE EXISTING DOORS WHERE POSSIBLE - USE ONLY BEST CONDITION, U.N.O.. CONTRACTOR TO VERIFY AVAILABLE QUANTITY, CONDITION, & HEIGHT. FOR REMAINING DOORS, CONTRACTOR TO PROVIDE & INSTALL ALL NEW DOORS TO MATCH EXISTING (VERIFY CEILING HEIGHTS BEFORE ORDERING). REUSE HARDWARE WHERE POSSIBLE. NEW HARDWARE TO BE TAS COMPLIANT. OR ALL DOORS ARE NEW, U.N.O. L. ALL SIDELIGHTS ARE NEW U.N.O. SEE SHEET IA11.0 FOR SCHEDULE. M. ALL SIDELIGHT AND GLASS PANEL DIMENSIONS ARE TO BE VERIFIED BY GLASS INSTALLER BEFORE INSTALLATION AND SUBMITTED TO DESIGNER. N. VERIFY STRUCTURE BELOW FOR NEW PLUMBING/FLOOR OUTLETS. COORDINATE WITH THE BLDG. ENGINEER. O. COORDINATE PLUMBING LOCATION AND SEPARATE WATERLINE FOR TENANT PROVIDED COFFEE MAKER. SEE MFR SPECS AND ELEV 1/IA13.0 FOR APPLIANCE PLACEMENT AND DETAILS. 1. PROVIDE AND INSTALL NEW SINK WITH GARBAGE DISPOSAL SYSTEM. 2. REFER CONCURRENT CD SET FOR CORRIDOR LAYOUT. 3. PROVIDE AND INSTALL INSULATION TO EXISTING WALLS AND TAKE WALL TO THE DECK. SEE PARTIOTION TYPE B2 ON IA12.0, TYP. 4. NOTCH OUT 1'X5' TO THE TOP OF WALL, BETWEEN CEILING GRID AND STRUCTURE, FOR RETURN AIR CIRCULATION, TYP. 5. PROVIDE AND INSTALL TENANT PROVIDED DISHWASHER. 6. PROVIDE AND INSTALL OVERHEAD SHELF FOR MICROWAVE WITH CONCEALED SUPPORT, AND SPACE FOR MICROWAVE #2 TO BE LOCATED BELOW. 7. PROVIDE AND INSTALL TENANT S EXISTING ICE MACHINE. PENT FLOOR ELEVATOR Up Up M. TOILET STAIRS MECH. RM. AC RM. FREIGHT W. TOILET JAN. STAIRS E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E X2 - - E X2 - - E X2 - - E XX - - E XX - - E X2 - - E X2 - - E X2 - - E X2 - - E X2 - - E X2 - - E X2 - - E X2 - - E X2 - - E X2 - - E X2 - - E X2 - - E X2 - - E X2 - - E X2 - - R XX - - E X2 - - E X2 - - E X2 - - E X2 - - ALIGN ALIGN 5' - 0" 18" MIN. A1 1 - - E - - E - - E - - E - - E - - E - - E - - E - - E - - E - - E - - E - - E - - E - - E - - E - - 2 2 B2 3 4 3 4 4 3 4 3 4 E X2 - - E.T.R N.I.C E.T.R EXISTING TO REMAIN 9' - 0" 1 A13.0 3 A13.0 2 A13.0 N.I.C. 6 1 A1 1 - - 18" MIN. 5' - 0" A1 1 - - 7 5 DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D

40

REVISIONS REV DESCRIPTION DATE BY DESCRIPTION SHEET NUMBER ISSUE FOR REDLINES 08/24/2023 DP ISSUE FOR PRICING (ONLY) 101_1200 - INTRUSION 101 EAST PARK BOULEVARD, PLANO, TEXAS 75074 10,705 RSF 8,996 SF PROJECT TOTAL:SF ISSUE FOR PRICING, PERMIT, AND CONSTRUCTION ISSUE FOR ADDENDUM #1 ISSUE FOR BULLETIN #1 XX/XX/23 XX/XX/23 PROJECT TOTAL:RSF DHWANI P. DRAWN BY - - REVIEW BY 2727 LBJ FWY, #610 DALLAS, TEXAS 75234 KEY NOTES ELECTRICAL PLAN SCALE 1/8" = 1' - 0" GENERAL NOTES A. ALL ALTERATIONS TO MEET CURRENT TAS, ADA, AND CURRENT CITY REQUIREMENTS. B. BOXER IS NOT RESPONSIBLE FOR ANY ALTERATIONS MADE WITHOUT PRIOR APPROVAL OF THE CITY AND STATE. C. ALL NEW ELECTRICAL OUTLETS/SWITCHES/COVER PLATES/DATA COVER PLATES TO BE WHITE - MODIFY EXISTING TO MATCH. D. ALL NEW PLUGS ARE TO BE OFFSET IF BACK TO BACK IN WALL. E. ALL ABOVE COUNTER OUTLET ARE TO BE ORIENTED HORIZONTALLY, U.N.O. F. ALL NEW ELECTRICAL OUTLETS ARE TO BE INSTALLED AT 18" A.F.F./ PER BUILDING CODES, U.N.O. G. ALL OUTLETS, SWITCHES, & STROBES PLACED ABOVE EACH OTHER TO BE ALIGNED VERTICALLY ON WALL WITH EACH OTHER. GROUP TOGETHER, AS TIGHT AS POSSIBLE, ALL ELECTRICAL, TELEPHONE AND DATA OUTLETS/RECEPTACLES SHOWN ADJACENT TO EACH OTHER. H. ALL OUTLETS AT WET AREAS TO BE G.F.C.I. AS REQUIRED. I. RE - ESTABLISH SERVICE TO ALL OUTLETS THAT MAY HAVE BEEN INTERRUPTED BECAUSE OF REMODELING WORK. J. PANEL SCHEDULES ARE TO BE UPDATED. ONLY (1) SCHEDULE SHOULD BE PRESENT (ADD OLD INFO TO NEW SCHEDULE). K. ALL ABANDONED WIRING SHALL BE REMOVED FROM PLENUM AREA - CONFIRM DEMO CREW COMPLETED. L. CONTRACTORS TO USE PLENUM RATED CABLING AT A MINIMUM. ALL PHONE/DATA CABLING TO BE PROVIDED AND INSTALLED BY TENANT. M. ALL ELECTRICAL IS NEW, U.N.O. OR ALL ELECTRICAL IS EXISTING, U.N.O. N. OWNER IS PROVIDING WIFI (WORKSTYLE PROJECTS ONLY/ VERIFY) PENT FLOOR ELEVATOR Up Up M. TOILET STAIRS MECH. RM. AC RM. FREIGHT W. TOILET JAN. STAIRS E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R E.T.R GFI DED DED T 1. COORDINATE OUTLETS FOR TENANT PROVIDED STACKED MICROWAVES. 2. COORDINATE OUTLETS FOR TENANT PROVIDED DISWASHER AND ICE MACHINE. GFI T T T N.I.C. N N M S M T S M S M S M S M S D D M M S M S D M M S M S M S M S M S 3 3 3 3 M S M S N M M S N M S M S M S N N N 3 3 N N N E.T.R N.I.C E.T.R EXISTING TO REMAIN N N 1 N +44" AFF. 2 +44" AFF. DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D IA6.0

41

REVISIONS REV DESCRIPTION DATE BY DESCRIPTION SHEET NUMBER ISSUE FOR REDLINES 08/24/2023 DP ISSUE FOR PRICING (ONLY) 101_1200 - INTRUSION 101 EAST PARK BOULEVARD, PLANO, TEXAS 75074 10,705 RSF 8,996 SF PROJECT TOTAL:SF ISSUE FOR PRICING, PERMIT, AND CONSTRUCTION ISSUE FOR ADDENDUM #1 ISSUE FOR BULLETIN #1 XX/XX/23 XX/XX/23 PROJECT TOTAL:RSF DHWANI P. DRAWN BY - - REVIEW BY 2727 LBJ FWY, #610 DALLAS, TEXAS 75234 FA KEY NOTES REFLECTED CEILING PLAN SCALE 1/8" = 1' - 0" GENERAL NOTES A. ALL CEILING HEIGHTS ARE TO BE VERIFIED BY CONTRACTOR BEFORE ANY FIXTURES ARE INSTALLED. B. ALL LIGHT FIXTURES ARE EXISTING, U.N.O. CONTRACTOR SHALL VERIFY EXISTING CONDITIONS OF LIGHT FIXTURES, AND REPLACE & UPGRADE AS REQUIRED PER BUILDING CODE, U.N.O. OR PROVIDE & INSTALL NEW BLDG STD LIGHT FIXTURES, U.N.O. C. CONTRACTOR TO VERIFY EXISTING CONDITIONS OF ALL LIGHTING AND CEILING TILES AND UPGRADE AS REQUIRED PER BUILDING CODES, U.N.O. D. PROVIDE & INSTALL NEW BLDG STD 6" DIAMETER FIXTURE, & 15W LED PAR38 RECESSED CAN LIGHT FIXTURES AS SHOWN, U.N.O. ALL RECESSED LIGHTS ARE TO BE PLACE O.C. OF CEILING TILE U.N.O. E. ALL DIMENSIONS OF RECESSED FIXTURES ARE TAKEN O.C. OF FIXTURE U.N.O. F. ALL RECESSED CANS ARE TO BE O.C. OF FUR DOWNS U.N.O G. ALL RECESSED AND SURFACE MOUNTED CAN LIGHTS TO BE ALIGNED AND SPACED EQUALLY U.N.O. H. CONTRACTOR TO REPLACE ANY CEILING TILES DAMAGED DURING DEMO. OR PROVIDE AND INSTALL NEW CEILING TILES (SEE SHEET IA1.0 FOR STD SPECS). I. PAINT CEILING GRID WHITE AS NEEDED FOR UNIFORMITY. J. CONTRACTOR TO VERIFY EXISITING CONDITIONS OF ALL EXIT SIGNS AND UPGRADE AS REQUIRED PER BUILDING CODES , U.N.O. PROVIDE & INSTALL ANY ADDITIONAL NEW EXIT SIGNS TO MEET CODE. K. ALL MOTION SENSOR SWITCHES ARE EXISTING, U.N.O. L. PROVIDE AND INSTALL NEW BLDG STD OCCUPANCY SENSORS AS REQUIRED. COORDINATE EXACT QUANTITY AND LOCATIONS FOR FULL COVERAGE, TO BE SPECIFIED BY MEP ENGINEER. M. ALL SUPPLIES AND RETURNS ARE EXISTING, U.N.O. IF EXISTING GRILLES ARE CODE - COMPLIANT, CLEAN AND PAINT AS NECESSARY. N. ALL GRILLES SHOWN ARE SCHEMATIC AND ARE TO BE RELOCATED TO COORDINATE WITH NEW RCP/LIGHTING PLAN AS NEEDED. O. AREAS WHERE GYP. BOARD CEILING OR A FURR DOWN IS PRESENT, CONTRACTOR TO VERIFY LIGHT PLACEMENT AND COORDINATE PLACEMENT OF SUPPLIES AND RETURNS ACCORDINGLY WITH DESIGNER. 1. EXISTING CEILING MOTION SENSOR. 2. RETROFIT EXISTING CAN LIGHTS WITH NEW LED BULBS. PENT FLOOR ELEVATOR Up Up M. TOILET STAIRS MECH. RM. AC RM. FREIGHT W. TOILET JAN. STAIRS M S M S M S M S M S M S D D M M S M S D M M S M S M S M S M S N E N N N N N N N N N SP SP SP 1 MS SP SP 1 MS E N 3 N N N N N N E E 3 3 3 N.I.C. SD FA FA FA FA FA R N M S M S N N M M S N N N N N N M S FA M S M S N N N N N N N.I.C 3 3 R R R M S 2 2 2 DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D IA7.0

42

REVISIONS REV DESCRIPTION DATE BY DESCRIPTION SHEET NUMBER ISSUE FOR REDLINES 08/24/2023 DP ISSUE FOR PRICING (ONLY) 101_1200 - INTRUSION 101 EAST PARK BOULEVARD, PLANO, TEXAS 75074 10,705 RSF 8,996 SF PROJECT TOTAL:SF ISSUE FOR PRICING, PERMIT, AND CONSTRUCTION ISSUE FOR ADDENDUM #1 ISSUE FOR BULLETIN #1 XX/XX/23 XX/XX/23 PROJECT TOTAL:RSF DHWANI P. DRAWN BY - - REVIEW BY 2727 LBJ FWY, #610 DALLAS, TEXAS 75234 FINISH PLAN SCALE 1/8" = 1' - 0" GENERAL NOTES A. ALL FLOORING TO BE (B - CP - 01), U.N.O. B. ALL WALL BASE TO BE (B - VT - 03), U.N.O. C. ALL PAINT TO BE (B - PT - 15), U.N.O. D. FLOAT ALL FLOORING TRANSITIONS AS REQUIRED AT DIFFERENT FLOORING MATERIALS FOR SMOOTH TRANSITION. FLOAT ALL AS REQUIRED FOR SMOOTH SURFACE. E. ALL WALLS TO BE TAPED, FLOATED, AND SKIMMED FOR SMOOTH APPLICATION OF PAINT FINISHES. F. ALL WALLS TO BE PAINTED (2) COAT MINIMUM PLUS (1) COAT PRIMER, U.N.O. G. ALL FLOORING TRANSITIONS SHALL OCCUR AT CENTER OF DOORWAYS, U.N.O. PROVIDE TRANSITION STRIP AT CENTERLINE FOR DOORWAY OR CASED OPENING BETWEEN CARPET AND VCT TRANSITIONS. KEY NOTES H. PROVIDE TRANSITION (SPEC: TARKETT) BETWEEN ALL STONE/CARPET TRANSITIONS. SEE DESIGNER FOR FULL SPEC AND COLOR, U.N.O. FLOAT SLAB AT STONE/CPT TRANSITIONS FOR SMOOTH TRANSITION, & TRANSITION TO MEET ADA. I. G.C. TO FLOAT WALL ALL THE WAY TO FLOOR AS PREP FOR NEW BASE INSTALLATION. J. SEAL ALL STONE AND GROUT PER MFG. SPECIFICATIONS K. ALL GROUT LINES SHALL BE NO GREATER THAN 1/16"W MIN. MINIMUM GROUT ALL LOCATIONS. IF MANUFACTURER RECOMMENDS LARGER GROUT SIZE, NOTIFY ARCHITECT FOR APPROVAL PRIOR TO INSTALLING. L. ALL INTERIOR CABINET MELAMINE TO BE WHITE, U.N.O. ALL VISIBLE SURFACES TO BE PLASTIC LAMINATE, U.N.O. M. EACH MATERIAL SPECIFIED FOR APPLICATION FOR THE ENTIRE PROJECT SHALL BE FROM ONE DYE LOT. N. ALL NEW COUNTERTOPS TO BE SS - 04 . 1. PROVIDE PAINT TO MATCH EXISTING ADJACENT SPEC. CONTRACTOR TO VERIFY ON FIELD. 2. PROVIDE AND INSTALL WALL BASE TO MATCH EXISTING ADJACENT SPEC. CONTRACTOR TO VERIFY ON FIELD. 3. PROVIDE AND INSTALL BUILDING STANDARD VCT. ( B - LVT - 01 ). 4. EXISTING FLOORING TO REMAIN AS IS. 5. REFER CONCURRENT CD SET FOR CORRIDOR LAYOUT. Up Up M. TOILET STAIRS AC RM. FREIGHT W. TOILET JAN. STAIRS N.I.C. OFFICE - 3 OFFICE - 4 OFFICE - 16 RECEPTION SF 8,996 RSF 10,705 1200 5 2 1 1 2 1 2 BREAK ROOM 3 4 OFFICE - 5 E.T.R OFFICE - 6 E.T.R CONFERENCE E.T.R OFFICE - 2 E.T.R OFFICE - 1 E.T.R OFFICE - 9 E.T.R OFFICE - 10 E.T.R OFFICE - 8 E.T.R HUDDLE E.T.R OFFICE - 11 E.T.R OFFICE - 12 E.T.R OFFICE - 13 E.T.R OFFICE - 14 E.T.R OFFICE - 15 E.T.R E.T.R OFFICE - 17 E.T.R OFFICE - 18 E.T.R OFFICE - 19 E.T.R OFFICE - 20 E.T.R OFFICE - 21 E.T.R OFFICE - 22 E.T.R OFFICE - 23 E.T.R 4 4 4 OPEN 4 5 FINISH SCHEDULE B - LVT - 01 B - VT - 03 SS - 04 LVT MFG: ADLETA COLOR: ASH BROWN FRE43113, SIZE: 6"X48" TO BE INSTALLED WITH WALL BASE VT - 03 WALL BASE ROPPE P175 SLATE GRAY SOLID SURFACE MFG: CEASERSTONE COLOR: 6600 NOUGAT PL - 04 LAMINATE MFG: FORMICA COLOR: 8827 - 58 SARUM TWILL E.T.R N.I.C E.T.R EXISTING TO REMAIN 1 2 MECH. RM. 2 1 SS - 04 PL - 04 SS - 04 PL - 04 DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D IA9.0

43

DESCRIPTION SCALE SHEET NUMBER ISSUE FOR REDLINES 08/24/2023 DP 101_1200 - INTRUSION 101 EAST PARK BOULEVARD, PLANO, TEXAS 75074 8,996 SF PROJECT TOTAL:SF ISSUE FOR PRICING (ONLY) ISSUE FOR PRICING, PERMIT, AND CONSTRUCTION ISSUE FOR ADDENDUM #1 ISSUE FOR BULLETIN #1 XX/XX/23 XX/XX/23 PROJECT TOTAL:RSF 10,705 RSF DHWANI P. DRAWN BY - - REVIEW BY REV DESCRIPTION DATE BY REVISIONS 2727 LBJ FWY, #610 DALLAS, TEXAS 75234 IA11.0 DOOR & WINDOW SCHEDULE DOOR HARDWARE SCHEDULE DOOR SCHEDULE WINDOW SCHEDULE C3 B1 B2 C1 C2 D1 D4 D3 D2 FULL HEIGHT - VERIFY 12" WA RACO FRAME SIDELITE WITH 1/4" TEMPERED SAFETY GLASS. MATCH TO EXISTING BLDG/SUITE FINISH, U.N.O. 18" 24" 36" 48" V.I.F. OR EQ FULL HEIGHT - VERIFY 12" WB SIDELITE WITH 3/8" TEMPERED SAFETY GLASS,CRL 4" BEVELED HEADER/FOOTER, & 1/8" BUTT JOINT (FINISH, POLISHED STAINLESS , BRUSHED STAINLESS, SATIN ANODIZED, BLACK BRONZE ANODIZED ) 18" 24" 36" 48" V.I.F. OR EQ WA1 WA2 WA3 WA4 WA5 WA6 WB1 WB2 WB3 WB4 WB5 WB6 ALL NEW DOORS ARE TO MATCH EXISTING DOOR FINISH. ALL NEW OR RELOCATED DOORS SHALL HAVE A.D.A. APPROVED LEVER. THE FOLLOWING ARE MINIMUM ACCESSIBILITY REQUIREMENTS FOR OPERABLE DOORS. - DOORS MUST BE A MINIMUM OF 3' - 0" WIDE AND 6' - 8" HIGH. - DOORS MUST OPEN A MINIMUM OF 90 DEGREES. - CLEAR WIDTH OF DOORWAYS MUST BE 32" MINIMUM. - MAXIMUM EFFORT TO OPERATE DOORS SHALL NOT EXCEED 5 LBS. FOR EXTERIOR AND INTERIOR DOOR, SUCH PULL OR PUSH EFFORT BEING APPLIED AT RIGHT ANGLES TO HINGED DOORS AND AT THE CENTER PLANE OF SLIDING OR FOLDING DOORS. COMPENSATING DEVICES OR AUTOMATIC DOOR OPERATORS MAY BE UTILIZED TO MEET THE ABOVE STANDARDS. WHEN FIRE DOORS ARE REQUIRED THE MAXIMUM EFFORT TO OPERATE THE DOOR MAY BE INCREASED TO THE MINIMUM ALLOWABLE BY THE APPROPRIATE ADMINISTRATIVE AUTHORITY, BUT SHALL NOT EXCEED 15 LBS. - IF THE DOOR HAS A CLOSER, THEN THE CLOSER SHALL BE ADJUSTED SO THAT FROM AN OPEN POSITION OF 90 DEGREES, THE TIME REQUIRED TO MOVE THE DOOR TO A POSITION OF 12 DEGREES FROM THE LATCH IS 5 SECONDS MINIMUM. (FROM TAS 2012 - PAGE 89/404.2.8.1 DOOR CLOSERS AND GATE CLOSERS. ) - HAND ACTIVATED DOOR OPENING HARDWARE SHALL BE CENTERED BETWEEN 30" AND 44" ABOVE THE FLOOR. LATCHING AND LOCKING DOORS THAT ARE HAND ACTIVATED AND WHICH ARE IN A PATH OF TRAVEL SHALL BE OPERABLE WITH A SINGLE EFFORT BY LEVER TYPE HARDWARE, PANIC B AS, PUSH – PULL ACTIVATING BARS OR OTHER HARDWARE DESIGNED TO PROVIDE PASSAGE WITHOUT REQUIRING THE ABILITY TO GRASP THE OPENING HARDWARE. - WHERE THE PLANE OF THE DOORWAY IS OFFSET 8" OR MORE INCHES FROM ANY OBSTRUCTION WITHIN 18" MEASURED LATERALLY ON THE LATCH SIDE, THE DOOR SHALL BE PROVIDED WITH MANEUVERING CLEARANCE FOR FRONT APPROACH. - FLOOR OR LANDING ON EACH SIDE OF THE DOOR TO BE LEVEL AND CLEAR. LEVEL AREA IN THE DIRECTION OF THE DOOR SWING IS A MINIMUM OF 60" IN LENGTH. LEVEL AREA OPPOSITE THE DIRECTION OF THE DOOR SWING IS A MINIMUM OF 44 - 48" IN LENGTH, DEPENDENT UPON DIRECTION OF THE APPROACH & EXISTENCE OF A LATCH & CLOSER. SURFACE SLOPE OF THE LEVEL AREA SHALL NOT EXCEED 1:50 GRADIENT (2%). - THE WIDTH OF THE LEVEL AREA ON THE SIDE TO WHICH THE DOOR SWINGS SHALL EXTEND 24" PAST THE STRIKE EDGE OF THE DOOR FOR EXTERIOR DOORS & 18" PAST THE STRIKE EDGE FOR INTERIOR DOORS. SPECIAL HARDWARE (SP) TYPES: GENERAL NOTES SP1. BLDG STANDARD FINISH FOR 1 3/4" SOLID CORE DOUBLE DOOR SET ACTIVE LEAF: LEVER HANDLE LOCKSET W/ INTERIOR LEVER - TURN OVERRIDES W/CLOSER. PROVIDE SINGLE KEY DEADBOLT W/TURN LATCH ON INSIDE. INACTIVE LEAF: AUTOMATIC TOP AND BOTTOM FLUSH BOLTS, DUMMY HARDWARE ON CORRIDOR SIDE,PUSH PLATE ON RECEPTION SIDE W/ CLOSER. SP2. CRL 12" X 28" BACK - TO - BACK STRAIGHT COMBINATION PUSH AND PULL HANDLE SET IN POLISHED STAINLESS FINISH OR (SPECIFY SIZE) CRL EXTRA LENGTH STRAIGHT STYLE PULL IN (SPECIFY FINISH TO MATCH DOOR/WINDOW) FINISH. CRL 2" TOP AND BOTTOM CORNER RAILS FITTINGS WITH OVERHEAD CONCEALED DOOR CLOSER IN (SPECIFY FINISH TO MATCH DOOR/WINDOW) FINISH. CONTRACTOR CAN SUBSTITUE FOR COST SAVINGS, BUT MUST SEND SPEC TO DESIGNER FOR APPROVAL. SP3. FLUSH MOUNTED DEADBOLT W/ NO RING, DUMMY HARDWARE ON PULL SIDE, AND A PUSH PLATE ON PUSH SIDE W/ CLOSER. SP4. CRL 15 BRUSHED STAINLESS PULL BAR (SPEC: 67SS), AND CRL BRUSHED STAINLESS 3 - 1/2 X 15 PUSH PLATE (SPEC: 47SS) W/ CLOSER. SP5. KABA SIMPLEX L100 SERIES MECHANICAL LOCK OR SIMILAR. A1 A2 FULL HEIGHT - VERIFY 3' - 0" B 3/8 THICK TEMPERED GLASS DOOR WITH CRL 2" CORNER DOOR RAIL OR CRL 4" TOP AND BOTTOM RAIL. COORDINATE WITH HARDWARE SCHEDULE AND WINDOW SCHEDULE (FINISH, POLISHED STAINLESS , BRUSHED STAINLESS, SATIN ANODIZED, BLACK BRONZE ANODIZED ) (2) @ 3' - 0' FULL HEIGHT - VERIFY 3' - 0" (2) @ 3' - 0' FULL HEIGHT - VERIFY 3' - 0" C CASED OPENING IN BLDG. STD. FRAME EXISTING BLDG/SUITE FINISH, U.N.O. 4' - 0" 5' - 0" FULL HEIGHT - VERIFY 3' - 0" D 20 MIN. FIRE - RATED 1¾ SOLID CORE RACO DOOR & FRAME W/ SIDELIGHT. MATCH TO EXISTING BLDG/SUITE FINISH, U.N.O. 12" 18" 24" 36" FULL HEIGHT - VERIFY 3' - 0" F 20 MIN. FIRE - RATED 1¾ SOLID CORE RACO DOORS & FRAME WITH WIRE FRAME ¼ TEMPERED GLASS. MATCH TO EXISTING BLDG/SUITE FINISH, U.N.O. (2) @ 3' - 0' E EXISTING DOOR TO REMAIN 20 MIN. FIRE - RATED 1¾ SOLID CORE RACO DOOR & FRAME R EXISTING DOOR TO BE RELOCATED USE BEST CONDITION DOORS 20 MIN. FIRE - RATED 1¾ SOLID CORE RACO DOOR & FRAME F1 F2 FULL HEIGHT - VERIFY WC SIDELITE WITH 3/8 TEMPERED SAFETY GLASS (Max thickness) AND 1/8" BUTT JOINT. TOP: CRL HEADER CHANNEL WITH SNAP - IN INSERT FOR GLASS PANEL. BOTTOM: CRL 2" WET/ DRY GLAZE U - CHANNEL (FINISH, POLISHED STAINLESS , BRUSHED STAINLESS, SATIN ANODIZED, BLACK BRONZE ANODIZED ) 36" 24" 18" 12" 48" V.I.F. OR EQ WC1 WC2 WC3 WC4 WC5 WC6 WINDOW FILM SCHEDULE A 20 MIN. FIRE - RATED 1¾ SOLID CORE RACO DOOR & FRAME. MATCH TO EXISTING BLDG/ SUITE FINISH, U.N.O. AA 60 MIN. FIRE - RATED 1¾ SOLID CORE RACO DOOR & FRAME. MATCH TO EXISTING BLDG/ SUITE FINISH, U.N.O. FF 60 MIN. FIRE - RATED 1¾ SOLID CORE RACO DOORS & FRAME WITH WIRE FRAME ¼ TEMPERED GLASS. MATCH TO EXISTING BLDG/SUITE FINISH, U.N.O. G 20 MIN. FIRE - RATED 1¾ SOLID CORE OR ½ TEMPERED GLASS DOOR, MOUNTED WITH SLIDING BARN DOOR HARDWARE (SPEC: CRL LAGUNA SERIES SINGLE OR DOUBLE SLIDING DOOR SURFACE MOUNTED HARDWARE. ADD LAGUNA SERIES WOOD ADAPTER KIT AS NEEDED PER PROJECT SPEC) (FINISH: BRUSHED ALUMINUM) SEE DETAILS 01/IA15.0 AND ELEV. 03/ IA15.0 FOR FURTHER CLARIFICATION FULL HEIGHT - VERIFY CUSTOM - 46" MIN STANDARD - 48" (CUSTOM - 54" MAX) G3 G1 G2 WF - 1 36" AFF 6" 72" AFF V1 V2 V3 WF - 1 FROSTED WHITE VINYL FILM (SPEC: 3M / FASARA /GLASS FINISHES /MILKY WHITE /SH2MAML) OR SIMILAR FOR COST SAVINGS WF - 2 FROSTED WHITE VIYNL FILM (SPEC: 3M / FASARA / GLASS FINISHES / LINEN / SH2FGLN WF - 3 COLORED VINYL FILM (SPEC: 3M / TBD ) SCHEMATIC ELEVATIONS ONLY * WINDOW INSTALLER TO CONFIRM MEASUREMENTS IN FIELD PRIOR TO FABRICATION / INSTALLATION. SCHEMATIC ELEVATIONS ONLY Scale: N.T.S. **NOTE: ALL NEW/RELOCATED DOORS TO RECEIVE ADA COMPLIANT HARDWARE. NEW LEVER TYPE HANDLES TO BE COORDINATED WITH EXISTING BLDG. STD. HARDWARE ** 7/IA14.0 8 OR 10/IA14.0 9/IA14.0 72" AFF WORKSTYLE AND EXEC OFFICE GLASS PANEL STD. WORKSTYLE CONF./HUDDLE ROOM GLASS PANEL STD. NON WORKSTYLE GLASS PANEL STD. 3' - 0" E/R E EXISTING RACO FRAMED SIDELIGHT N.T.S. NOT USED NOT USED NOT USED NOT USED NOT USED NOT USED NOT USED NOT USED NOT USED WF - 2 NOT USED WF - 1 NOT USED DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D

44

2727 LBJ FWY, #610 DALLAS, TEXAS 75234 DP BY REVISIONS XX/XX/23 XX/XX/23 08/24/2023 DATE ISSUE FOR BULLETIN #1 ISSUE FOR ADDENDUM #1 ISSUE FOR PRICING, PERMIT, AND CONSTRUCTION ISSUE FOR PRICING (ONLY) ISSUE FOR REDLINES DESCRIPTION NOT USED REV 101_1200 - INTRUSION 101 EAST PARK BOULEVARD, PLANO, TEXAS 75074 2 SCALE: WALL PARTITION TYPE B ** MATCH EXISTING HEADTRACK, U.N.O. ** 1 SCALE: WALL PARTITION TYPE A ** MATCH EXISTING HEADTRACK, U.N.O. ** NTS NTS NOT USED SCALE: SCALE: 3 SCALE: WALL PARTITION TYPE C ** MATCH EXISTING HEADTRACK, U.N.O. ** NTS NTS NTS SCHEDULED CEILING TILE AS PART OF APPROVED SCHEDULED CEILING TILE AS PART OF APPROVED FLOOR/CEILING ASSEMBLY ANSI/UL 263 FLOOR/CEILING ASSEMBLY ANSI/UL 263 DESGIN NO. G204. SEE SEPARATE ATTACHED UL FLOOR/CEILING ASSEMBLY DESGIN NO. G204. SEE SEPARATE ATTACHED UL FLOOR/CEILING ASSEMBLY NOT USED SCALE REVIEW BY N.T.S. - - DRAWN BY DHWANI P. PROJECT TOTAL:SF 8,996 SF PROJECT TOTAL:RSF 10,705 RSF DESCRIPTION PARTITION TYPES SHEET NUMBER IA12.0 1 SCALE: NTS 6 SCALE: 5 SCALE: NTS WALL PARTITION TYPE E ** MATCH EXISTING HEADTRACK, U.N.O. ** DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D

45

DESCRIPTION SHEET NUMBER ISSUE FOR REDLINES 09/08/2023 DP ISSUE FOR PRICING (ONLY) ISSUE FOR PRICING, PERMIT, AND CONSTRUCTION 101_1200 - INTRUSION 101 EAST PARK BOULEVARD, PLANO, TEXAS 75074 10,705 RSF 8,996 SF PROJECT TOTAL:SF XX/XX/23 XX/XX/23 PROJECT TOTAL:RSF DHWANI P. SCALE DRAWN BY - - REVIEW BY REV DESCRIPTION DATE BY REVISIONS 2727 LBJ FREEWAY SUITE 610 DALLAS, TEXAS 75234 36" MIN. EQ CABS (18" MAX CAB WIDTH). MODIFY # PER PLAN & LOCATION. 1 SCALE: 3/8" = 1' - 0" TYPICAL TENANT COFFEE BAR ELEVATION NOTE: REFERENCE SHEET IA - 9.0 & IA9.1 FOR ALL FINISH SPECS. RE: IA5.0 WALL BAS E IN SCHEDULED MATERIAL. 1/4" REVEA L. COUNTER IN SCHE DULED MATERIAL, WITH 4" BACKS PLAS H, AND 90 DEGREE EDGE. 34" 26" 36" RE: IA5.0 EQ CABS (18" MAX CAB WIDTH). MODIFY # PER PLAN & LOCATION 4/IA14.0 3/IA14.0 2/IA14.0 NEW BLDG STD ADA COMPLIANT SINGLE BAS IN STAINLES S SINK, AND TAS COMPLIANT GO OSENECK FAUCET AND CONTRO LS. ADD INSTA HOT WATER HEATER AND REQ D P OWER. COUNTER IN SCHE DULED MATERIAL, WITH 4" BACKS PLAS H, AND 90 DEGREE EDGE. CABINET DOORS IN SCHE DULE D MATERIAL . 24" SPACE FOR TENANT PROVIDED DISHWASHER 1/4" REVEA L. ROW OF DRAWERS IN SCHEDULED MATERIAL. ADA COMPLIANT SINK AP RON AND S KIRT IN SCHEDULED MATERIAL. OPE N TO FIT TENANT PROV IDED ICE MACHINE. WALL BAS E IN SCHEDULED MATERIAL. SCHED. CLG. HT. 3/4" REVEA L. 1/IA14.0 2 SCALE: 3/8" = 1' - 0" NOTE: REFERENCE SHEET IA - 9.0 & IA9.1 FOR ALL FINISH SPECS. EQ CABS (18" MAX CAB WIDTH). MODIFY # PER PLAN & LOCATION. 34" 26" 36" RE: IA5.0 EQ CABS (18" MAX CAB WIDTH). MODIFY # PER PLAN & LOCATION 4/IA14.0 WALL BAS E IN SCHEDULED MATERIAL. 1/4" REVEA L. COUNTER IN SCHEDULED MATERIAL, WITH 4" BACKS PLAS H, AND 90 DEGREE EDGE. CABINETS IN SCHEDULED MATERIAL. CABINET DOORS IN SCHE DULE D MATERIAL . SCHED. CLG. HT. 3/4" REVEA L. 1/IA14.0 NOTE: REFERENCE SHEET IA - 9.0 & IA9.1 FOR ALL FINISH SPECS. IA13.0 ELEVATIONS 3/8" = 1' - 0" 3 3' - 6 1/16" OPE N SHELF FOR OVE RHEA D MICROWAVE. OPE N SHELF FOR OVE RHEA D MICROWAVE. DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D

46

2727 LBJ FWY #610 DALLAS, TEXAS 75234 7324 SOUTHWEST FWY, #1900 HOUSTON TX 77074 713 - 777 - 7368 NOT USED DP BY REVISIONS XX/XX/23 XX/XX/23 09/08/2023 DATE ISSUE FOR PRICING, PERMIT, AND CONSTRUCTION ISSUE FOR PRICING (ONLY) ISSUE FOR REDLINES DESCRIPTION REV 101_1200 - INTRUSION 101 EAST PARK BOULEVARD, PLANO, TEXAS 75074 3 SCALE: N.T.S DETAIL: TYPICAL BASE CABINET WITH DRAWER 2 SCALE: N.T.S DETAIL: TYPICAL BASE CABINET AT TRASH 1 SCALE: NTS DETAIL: TYPICAL BASE CABINET NOT USED NOT USED 6 SCALE: N.T.S DETAIL: GLASS CORNER 5 SCALE: N.T.S DETAIL: TYPICAL BENCH 4 SCALE: N.T.S DETAIL: TYPICAL UPPER CABINET SCHEDULED CEILING, RE: IA7.0 SCHEDULED HEADER W/CONCEALED DOOR NOT U C L O S E S R , RE: I A E 1 1 .0 D SCHEDULED CORNER PATCH FITTING, RE: IA11.0 SCHEDULED GLASS, RE: IA11.0 SCHEDULED CORNER PATCH FITTING, RE: IA11.0 SCHEDULED CONCEALED FLOOR PIVOT SCHEDULED FLOOR, RE: IA9.0 SCHEDULED CEILING, RE: IA7.0 NOT U S C S H E D U L E E D TOP R D A I L, RE: IA11.0 SCHEDULED GLASS, RE: IA11.0 SCHEDULED 4" BOTTOM RAIL, RE: IA11.0 SCHEDULED FLOOR, RE: IA9.0 SCHEDULED CEILING, RE: IA7.0 NOT U S C H S E D U L E D E H E A D E R D W / C O N C E A L E D DOOR CLOSER, RE: IA11.0 SCHEDULED TOP RAIL, RE: IA11.0 SCHEDULED GLASS, RE: IA11.0 SCHEDULED BOTTOM RAIL, RE: IA11.0 SCHEDULED CONCEALED FLOOR PIVOT SCHEDULED FLOOR, RE: IA9.0 NOT U SC H S E D U L E D E C E I L I N G D , RE: IA7.0 SCHEDULED HEADER, RE: IA11.0 SCHEDULED GLASS, RE: IA11.0 SCHEDULED U - CHANNEL, RE: IA11.0 SCHEDULED FLOOR, RE: IA9.0 SCALE N.T.S. REVIEW BY - - DRAWN BY DHWANI P. PROJECT TOTAL:SF 8,996 SF PROJECT TOTAL:RSF 10,705 RSF DESCRIPTION SHEET NUMBER IA14.0 10 SCALE: N.T.S DETAIL: TYP. GLASS DOOR WITH 4" TOP/BOTTOM RAIL W/ DOOR CLOSER (RE: MFR. SPECS FOR ADDITIONAL INSTALL DETAILS/INSTRUCTIONS) 9 SCALE: N.T.S DETAIL: TYP GLASS DOOR WITH CORNER PATCH HARDWARE & DOOR CLOSER (RE: MFR. SPECS FOR ADDITIONAL INSTALL DETAILS/INSTRUCTIONS) 8 SCALE: N.T.S DETAIL: TYP GLASS DOOR WITH CORNER PATCH HARDWARE & DOOR CLOSER (RE: MFR. SPECS FOR ADDITIONAL INSTALL DETAILS/INSTRUCTIONS) 7 SCALE: N.T.S DETAIL: TYP. GLASS WINDOW WITH 2" BOTTOM U - CHANNEL (RE: MFR. SPECS FOR ADDITIONAL INSTALL DETAILS/INSTRUCTIONS) DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D

47

EXHIBIT “I” Commencement Date Memorandum Reference is made to that certain Office Lease (“Lease”) dated , between Intrusion (“Tenant”), and JBA Portfolio, LLC (“Landlord”), whereby Landlord leased to Tenant and Tenant leased from Landlord that certain space defined as the “Premises” . Landlord and Tenant hereby acknowledge as follows: 1) Landlord delivered possession of the Premises to Tenant in a Substantially Complete condition on , 20 ; (a) “Substantial Completion” or “Substantially Complete” shall mean the occurrence, with respect to the Premises, when (i) all Tenant Improvements have been completed in accordance with the Construction Plans (except for punch list items) ; (ii) the Premises may reasonably be used and occupied for the purposes intended by the Tenant ; (iii) Tenant has full access to all of the Premises and is able to conduct its business in a reasonable manner ; (iv) all construction debris has been removed from the Premises and the Premises are clean ; (v) Landlord has obtained building inspection final approval from all appropriate regulatory authorities (as required) for the Premises ; (vi) Tenant has accepted the Tenant Improvements, subject only to documented minor “punch list” items remaining to be completed, and such “punch list” items can be completed in no more than thirty (30) days without undue interference to the Tenant’s use of the Premises (as attested to by the contractor) . 2) Tenant has accepted possession of the Premises and now occupies the same; 3) The initial term of the Lease shall commence on (“ Commencement Date ”) and will expire on (“ Expiration Date ”); and 4) The Premises contains approximately 10,705 rentable square feet of space; IN WITNESS WHEREOF, this Commencement Date Memorandum is executed this day of , 20 . TENANT: LANDLORD: Intrusion Inc. a Delaware Corporation JBA Portfolio, LLC, a Corporation By: Tony Scott, President and CEO BY: Boxer Property Management Corp. A Texas Corporation Management Company for Landlord (signature) DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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Exhibit “J” Approved by the Texas Real Estate Commission for Voluntary Use Texas law requires all real estate licensees to give the following information about brokerage services to prospective buyers, tenants, sellers and landlords. Information about Brokerage Services Before working with a real estate broker, you should know that the duties of a broker depend on whom the broker represents. If you are a prospective seller or landlord (owner) or a prospective buyer or tenant (buyer), you should know that the broker who lists the property for sale or lease is the owner’s agent. A broker who acts as a subagent represents the owner in cooperation with the listing broker. A broker who acts as a buyer’s agent represents the buyer. A broker may act as an intermediary between the parties if the parties consent in writing. A broker can assist you in locating a property, preparing a contract or lease, or obtaining financing without representing you. A broker is obligated by law to treat you honestly. IF THE BROKER REPRESENTS THE OWNER: The broker becomes the owner’s agent by entering into an agreement with the owner, usually through a written listing agreement, or by agreeing to act as a subagent by accepting an offer of sub agency from the listing broker. A subagent may work in a different real estate office. A listing broker or subagent can assist the buyer but does not represent the buyer and must place the interests of the owner first. The buyer should not tell the owner’s agent anything the buyer would not want the owner to know because an owner’s agent must disclose to the owner any material information known to the agent. IF THE BROKER REPRESENTS THE BUYER: The broker becomes the buyer’s agent by entering into an agreement to represent the buyer, usually through a written buyer representation agreement. A buyer’s agent can assist the owner but does not represent the owner and must place the interests of the buyer first. The owner should not tell a buyer’s agent anything the owner would not want the buyer to know because a buyer’s agent must disclose to the buyer any material information known to the agent. IF THE BROKER ACTS AS AN INTERMEDIARY: A broker may act as an intermediary between the parties if the broker complies with The Texas Real Estate License Act. The broker must obtain the written consent of each party to the transaction to act as an intermediary. The written consent must state who will pay the broker and, in conspicuous bold or underlined print, set forth the broker’s obligations as an intermediary. The broker is required to treat each party honestly and fairly and to comply with The Texas Real Estate License Act. A broker who acts as an intermediary in a transaction: (1) shall treat all parties honestly; (2) may not disclose that the owner will accept a price less than the asking price unless authorized in writing to do so by the owner; (3) may not disclose that the buyer will pay a price greater than the price submitted in a written offer unless authorized in writing to do so by the buyer; and (4) may not disclose any confidential information or any information that a party specifically instructs the broker in writing not to disclose unless authorized in writing to disclose the information or required to do so by The Texas Real Estate License Act or a court order or if the information materially relates to the condition of the property. With the parties’ consent, a broker acting as an intermediary between the parties may appoint a person who is licensed under The Texas Real Estate License Act and associated with the broker to communicate with and carry out instructions of one party and another person who is licensed under that Act and associated with the broker to communicate with and carry out instructions of the other party. If you choose to have a broker represent you, you should enter into a written agreement with the broker that clearly establishes the broker’s obligations and your obligations. The agreement should state how and by whom the broker will be paid. You have the right to choose the type of representation, if any, you wish to receive. Your payment of a fee to a broker does not necessarily establish that the broker represents you. If you have any questions regarding the duties and responsibilities of the broker, you should resolve those questions before proceeding. TENANT REPRESENTATION Tenant certifies that Chris Mathis – chris.mathis@nmrk.com (broker) represents Tenant in the negotiation and/or site selection of commercial space for lease. Check if none. TENANT: Intrusion Inc., a Delaware corporation By: Tony Scott, President and CEO DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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NEW TENANT SIGN INFORMATION BUILDING NAME and ADDRESS: Plano Tower - 101 E. Park Blvd. Plano, TX. 75074 (Address) Please fill out the space below in the manner you would like the door sign to read. DOOR SIGN: SUITE #: 1200 Intrusion LOBBY DIRECTORY: SUITE #: 1200 Intrusion TENANT: Intrusion Inc., a Delaware corporation By: Tony Scott, President and CEO Do not write below the line – to be filled out by management Please return collateral to the following address: Attn: Authorized Signature & Printed Name DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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JANITORIAL AUTHORIZATION BUILDING NAME and ADDRESS: Plano Tower - 101 E. Park Blvd. Plano, TX. 75074 COMPANY NAME and SUITE: Intrusion, Suite # 1200 ALARM COMPANY and CODE (if applicable): Clean the entire suite - no special instructions. Janitorial Exceptions: Janitorial Special Instructions: TENANT: Intrusion Inc., a Delaware corporation By: Tony Scott, President and CEO DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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TENANT CONTACT INFORMATION AND AUTHORIZED SIGNATURES Plano Tower Intrusion 101 E. Park Blvd. Plano, TX. 75074 Building Name: Tenant Name: Address: Phone No: Suite #: 1200 469 - 750 - 0093 Fax No: E - mail Address: paul.little@intrusion.com Please list below persons to be contacted in case of an emergency. Emergency numbers will remain confidential and are used only in the event of an emergency involving the Premises. 1. Name: Mike McCLure Phone: 210 - 940 - 2662 2. Name: Jack Pickett Phone: 469 - 877 - 9576 3. Name: Blake Dumas Phone: 972 - 249 - 6462 CORPORATE OFFICE: ACCOUNTING: Contact: Doug Haloftis Address: 101 E. Park Blvd. Suite 1200 City, State, Zip: Plano, TX 75074 Phone: 888 - 637 - 7770 Fax: 972 - 972 - 8781 Email: Doug.haloftis@intrusion.com Contact: Melody Crowl Address: 101 E Park Blvd. Suite 1200 City, State,Zip: Plano, TX 75074 Phone: 888 - 637 - 7770 Fax: 972 - 972 - 8781 Email: Melody.crowl@intrusion.com PERSON(S) AUTHORIZED TO APPROVE BILLABLE SERVICES (locks, keys and other billable services): Phone: 888 - 637 - 7770 Name: Doug Haloftis Phone: 888 - 637 - 7770 Name: Tony Scott Phone: 888 - 637 - 7770 Name: Joe Head Phone: 888 - 637 - 7770 Name: Paul Little Phone: 888 - 637 - 7770 Name: Melody Crowl Phone: 888 - 637 - 7770 Name: Kim Pinson Building management is often asked to grant access to the Premises by one of your employees when they have locked themselves out of their office or when they have left their keys at home, etc. Please list the names of those who management is allowed to let into the Premises upon presenting proper identification. If you choose not to list anyone then building management will not be allowed to open the door to the Premises unless it is for the owners of the business who are personally known by building management. ID #/State: Texas Name: Doug Haloftis ID #/State: Texas Name: Tony Scott ID #/State: Texas Name: Joe Head ID #/State: Texas Name: Paul Little ID #/State: Texas Melody Crowl ID #/State: Texas Name: Kim Pinson ID #/State: Texas Name: Mike McClure MARKETING RELEASE: In the event Tenant permits photo(s) to be taken of Tenant by Landlord or its representative, Tenant grants Landlord and its management company a non - exclusive, transferable, royalty free, worldwide license to the use thereof. TENANT: Intrusion Inc., a Delaware corporation By: Tony Scott, President and CEO DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 1097001387 \ 7 \ AMERICAS

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Exhibit “K” FIRST (1st ) ADDENDUM TO THE LEASE BETWEEN Intrusion (TENANT) AND JBA Portfolio, LLC (LANDLORD). Tenant agrees to License eight (8) cover parking spaces as designated by Landlord at a rate of $0.00 plus applicable taxes per month and one (1) reserved space, which is due with rent payments beginning on the Commencement Date on a month to month basis. Initial: Parking space/s shall be available to Tenant between the hours of 6:00 am to 7:30 pm, Monday through Friday, and 6:00 am to 3:00 pm Saturdays. Parking is reserved for the vehicle belonging to Tenant only, and vehicle must display a reserved permit issued by Landlord. Landlord reserves the right to increase or decrease the monthly rental for said parking spaces with thirty (30) days’ written notice to Tenant. Upon expiration of this agreement the parking permit card (if applicable) must be returned immediately, in working condition. Landlord has the exclusive right to immediately terminate this agreement with written notice to Tenant. Landlord assumes no responsibility whatsoever for loss or damage of the vehicle or its contents, however, caused. Vehicle/s shall be limited in size and weight as designated by the Landlord. Vehicles must be properly insured, in good working condition and properly licensed by the controlling governmental authority. Vehicles may not be left in the parking lot for more than twenty - four (24) hours at a time. Vehicles left in the parking lot for more than twenty - four (24) hours are subject to immediate removal by Landlord or its representatives at Tenant’s sole cost and expense. Tenant hereby acknowledges receipt of Parking Permit/Card Number TBD and understands that this permit must be displayed at all times when the vehicle/s is parked on the subject lot. There will be a charge of $35.00 per card, for the replacement of this parking permits card. Tenant shall pay in addition to the monthly parking fee, a one - time non - refundable fee of $0.00 for each permit or card issued. All other provisions of the Lease shall remain the same. The Lease may be executed by the parties in multiple counterparts, which together shall have the full force and effect of a fully executed agreement between the parties. Electronic signatures by either party are valid, and Tenant agrees that the Lease and related documents and records may be created, kept and transmitted as electronic files only. TENANT: LANDLORD: JBA Portfolio, LLC BY: Boxer Property Management Corp. A Texas Corporation Management Company for Landlord Intrusion Inc., a Delaware corporation By: Tony Scott, President and CEO (signature) (date) 9/29/2023 (date) DocuSign Envelope ID: 56DCA16E - 35F8 - 4B33 - 829F - 9A99ECD27BAA DocuSign Envelope ID: C0B7CB2F - 01B0 - 4A88 - 9EF4 - 40BAC9F6327D 10/10/2023 1097001387 \ 7 \ AMERICAS

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